                                                                    EXHIBIT 10.6

================================================================================


                         SECURITIES PURCHASE AGREEMENT

                                 by and among

                             OVERHILL FARMS, INC.,

                                  as Issuer,

                             POLYPHASE CORPORATION

                                      and

                        OVERHILL L. C. VENTURES, INC.,

                                as Guarantors,

                                      and

                  LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.,

                                 as Purchaser


                         Dated as of November 24, 1999


                   _________________________________________

                   Secured Senior Subordinated Note Due 2004

                       Warrant to Purchase Common Stock

                   _________________________________________


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS; ACCOUNTING TERMS.........................................    2
     1.1   Definitions.....................................................    2
     1.2   Accounting Terms and Computations...............................   24
     1.3   Independence of Covenants.......................................   25
     1.4   Captions; Construction and Interpretation.......................   25
     1.5   Determinations..................................................   25
     1.6   Knowledge of the Company........................................   25
     1.7   Exclusion of Texas Timberjack...................................   25

2.   PURCHASE AND SALE OF THE SECURITIES...................................   26
     2.1   Authorization...................................................   26
     2.2   Purchase of the Securities; Issue Price.........................   26
     2.3   Closing.........................................................   26

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................   26
     3.1   Organization and Qualification..................................   27
     3.2   Corporate or Other Power........................................   27
     3.3   Authorization; Binding Obligations..............................   27
     3.4   Subsidiaries....................................................   27
     3.5   Conflict with Other Instruments; Existing Defaults; Ranking.....   28
     3.6   Governmental and Other Third Party Consents.....................   28
     3.7   Capitalization..................................................   29
     3.8   Validity and Issuance of Warrant Shares.........................   31
     3.9   Corporate Separateness..........................................   31
     3.10  Parent SEC Documents............................................   32
     3.11  Financial Statements............................................   33
     3.12  Existing Indebtedness; Existing Liens; Investments; Etc.........   34
     3.13  Absence of Certain Changes......................................   35
     3.14  Material Contracts..............................................   37
     3.15  [Intentionally Omitted].........................................   39
     3.16  Accounts Receivable.............................................   39
     3.17  Labor Relations.................................................   40
     3.18  Employee Benefit Plans; ERISA...................................   40
     3.19  Taxes...........................................................   43
     3.20  Litigation......................................................   44
     3.21  Transactions with Affiliates....................................   44
     3.22  Investment Company Act; Margin Stock............................   46
     3.23  Compliance with Laws; Licenses and Permits......................   46

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)


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                                                                            ----
     3.24  Title to Property...............................................   46
     3.25  Real Property...................................................   47
     3.26  Environmental Matters...........................................   48
     3.27  Intellectual Property...........................................   48
     3.28  Nature of Business..............................................   49
     3.29  Powers of Attorney..............................................   50
     3.30  Listing of Parent Common Stock..................................   50
     3.31  Insurance.......................................................   50
     3.32  Customers.......................................................   50
     3.33  Suppliers.......................................................   50
     3.34  Business Relationships..........................................   50
     3.35  Personal Property Leases........................................   51
     3.36  Employment Agreements...........................................   51
     3.37  Solvency........................................................   51
     3.38  Use of Proceeds.................................................   52
     3.39  Public Utility Holding Company Act..............................   52
     3.40  Depository and Other Accounts...................................   52
     3.41  Books and Records...............................................   52
     3.42  Burdensome Obligations; Future Expenditures.....................   52
     3.43  Brokers; Certain Expenses.......................................   53
     3.44  Due Diligence Response..........................................   53
     3.45  Disclosure......................................................   53

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.......................   54
     4.1   Organization....................................................   54
     4.2   Authorization...................................................   54
     4.3   Due Execution and Delivery; Binding Obligations.................   54
     4.4   No Violation....................................................   54
     4.5   Investment Intent...............................................   54
     4.6   Accredited Investor Status......................................   54
     4.7   Governmental Consents...........................................   55

5.   CONDUCT PRIOR TO CLOSING..............................................   55
     5.1   Conduct of Business Prior to Closing............................   55
     5.2   Access to Information and Documents.............................   56
     5.3   Non-Solicitation................................................   56
     5.4   Covenant to Close...............................................   57

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)


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                                                                            ----
6.   CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER........................   57
     6.1   Closing Date....................................................   57
     6.2   Representations and Warranties; No Default......................   57
     6.3   Closing Fees and Expenses.......................................   58
     6.4   Purchase Permitted By Applicable Laws...........................   58
     6.5   No Material Adverse Changes.....................................   58
     6.6   California Permit...............................................   58
     6.7   No Injunction or Order..........................................   58
     6.8   Opinions of Counsel.............................................   59
     6.9   Delivery of Certain Closing Documents...........................   59
     6.10  Collateral Documents............................................   59
     6.11  Amendment to Charter............................................   61
     6.12  Senior Credit Facility..........................................   61
     6.13  Delivery of Corporate Documents.................................   61
     6.14  Repayment of Certain Indebtedness; Termination Statements.......   62
     6.15  Employment Agreements; Non-Competition and Confidentiality
           Agreements......................................................   62
     6.16  Matters Relating to LHF.........................................   62
     6.17  Capital Lease Obligations; Termination of UCC Filings...........   63
     6.18  Capital Structure...............................................   63
     6.19  Insurance Matters...............................................   63
     6.20  Completion of Due Diligence Review..............................   63
     6.21  Delivery of Financial Projections...............................   63
     6.22  Compliance Certificate..........................................   63
     6.23  LLCP Representative.............................................   64
     6.24  Third Party Consents............................................   64
     6.25  Proceedings Satisfactory........................................   64

7.   CONDITIONS TO THE OBLIGATIONS OF THE COMPANY..........................   64
     7.1   Representations and Warranties..................................   64
     7.2   Purchase Permitted By Applicable Laws...........................   65
     7.3   No Injunction or Order..........................................   65
     7.4   Payment for Securities..........................................   65

 8.  INDEMNIFICATION; FEES AND EXPENSES....................................   65
     8.1   Transfer Taxes..................................................   65
     8.2   Losses..........................................................   65
     8.3   Indemnification Procedures......................................   66

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)


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                                                                            ----
     8.4   Contribution....................................................   67
     8.5   Deal-Related Costs and Expenses.................................   67
     8.6   Costs of Collection.............................................   67

 9.  GUARANTY..............................................................   68
     9.1   Unconditional Guaranty..........................................   68
     9.2   Continuing and Irrevocable Guaranty.............................   69
     9.3   Nature of Guaranty..............................................   69
     9.4   Authorization...................................................   70
     9.5   Certain Waivers.................................................   71
     9.6   Subrogation; Certain Agreements.................................   72
     9.7   Bankruptcy No Discharge.........................................   73
     9.8   Subordination...................................................   74
     9.9   Maximum Liability of Guarantors.................................   75
     9.10  Financial Benefit...............................................   75
     9.11  Review of Documents; Understanding with Respect to Waivers......   75
     9.12  Corporate Existence; Properties.................................   75
     9.13  Guarantor Acknowledgment........................................   75

10.  DEFAULTS AND REMEDIES.................................................   76
     10.1  Events of Default...............................................   76
     10.2  Acceleration....................................................   79
     10.3  Other Remedies..................................................   79
     10.4  Appointment of Receiver.........................................   80
     10.5  Waiver of Past Defaults.........................................   80

11.  TERMINATION...........................................................   80
     11.1  Termination.....................................................   80
     11.2  Effect of Termination...........................................   81
     11.3  Waiver..........................................................   81
     11.4  Alternative Transaction Fee.....................................   81

12.  MISCELLANEOUS.........................................................   82
     12.1  Survival of Representations and Warranties......................   82
     12.2  Consent to Amendments...........................................   82
     12.3  Entire Agreement................................................   82
     12.4  Severability....................................................   82
     12.5  Successors and Assigns; Assignments.............................   82

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
     12.6   Notices........................................................   83
     12.7   Counterparts...................................................   84
     12.8   Governing Law..................................................   84
     12.9   Publicity......................................................   84
     12.10  Due Diligence Investigation....................................   85
     12.11  WAIVER OF JURY TRIAL...........................................   85

                                   EXHIBITS

Exhibit A - Form of Note
Exhibit B - Form of Warrant
Exhibit C - Form of Amended and Restated Articles of Incorporation Exhibit D - Form of Compliance Certificate
Exhibit E - Form of Excess Cash Flow Calculation Certificate

                             DISCLOSURE SCHEDULES

Schedule 3.4     - Subsidiaries
Schedule 3.5(b)  - Existing Defaults
Schedule 3.6     - Consents
Schedule 3.7(a)  - Capitalization (Company)
Schedule 3.7(b)  - Capitalization (Parent)
Schedule 3.10    - Parent SEC Documents
Schedule 3.11(c) - Closing Balance Sheet
Schedule 3.12    - Existing Indebtedness
Schedule 3.13(a) - Absence of Certain Changes
Schedule 3.13(g) - Capital Expenditures Budget
Schedule 3.14    - Material Contracts
Schedule 3.17    - Labor Relations
Schedule 3.18    - ERISA Matters
Schedule 3.19    - Taxes
Schedule 3.20    - Litigation
Schedule 3.21    - Transactions with Affiliates
Schedule 3.23    - Compliance with Laws
Schedule 3.25    - Real Property
Schedule 3.26    - Environmental Conditions
Schedule 3.27    - Intellectual Property
Schedule 3.31    - Insurance
Schedule 3.32    - Customers
Schedule 3.33    - Suppliers
Schedule 3.35    - Personal Property Leases
Schedule 3.36    - Employment Agreements
Schedule 3.38    - Use of Proceeds
Schedule 3.40    - Depository and Other Accounts

                                    ANNEX A

                                   Covenants
                                   ---------


     Section 1.A   --  Affirmative Covenants

          Section 1.1A  --  Payment of Note
          Section 1.2A  --  Performance of Investment Documents
          Section 1.3A  --  Information Reporting Requirements
          Section 1.4A  --  Parent SEC Documents
          Section 1.5A  --  Compliance with Laws
          Section 1.6A  --  Legal Existence
          Section 1.7A  --  Books and Records; Inspections
          Section 1.8A  --  Maintenance of Properties
          Section 1.9A  --  Insurance
          Section 1.10A --  Taxes
          Section 1.11A --  ERISA Matters
          Section 1.12A --  Communication with Accountants
          Section 1.13A --  Compliance with Material Contracts
          Section 1.14A --  Fiscal Year End
          Section 1.15A --  Environmental Matters
          Section 1.16A --  Additional Subsidiary Guaranties
          Section 1.17A --  Corporate Separateness
          Section 1.18A --  Year 2000 Compatibility
          Section 1.19A --  AMEX Listing
          Section 1.20A --  Future Information
          Section 1.21A --  Further Assurances
          Section 1.22A --  Appointment of Independent Director
          Section 1.23A --  Tax Sharing Accounting Treatment
          Section 1.24A --  Survival of Certain Affirmative Covenants


     Section 2.A  --  Negative Covenants

          Section 2.1A --  Limitations on Indebtedness
          Section 2.2A --  Limitations on Liens
          Section 2.3A --  Limitations on Investments
          Section 2.4A --  Limitation on Restricted Payments
          Section 2.5A --  Change in Business
          Section 2.6A --  Sales of Receivables

Section 2.7A  -- [Intentionally Omitted]
Section 2.8A  -- Transactions with Affiliates
Section 2.9A  -- Fundamental Changes
Section 1.22A -- Survival of Certain Negative Covenants
Section 2.10A -- Agreements Affecting Capital Stock and Indebtedness;
                 Amendments to Material Contracts
Section 2.11A -- Conditional Sales
Section 2.12A -- Payment Restrictions Affecting Certain Subsidiaries
Section 2.13A -- Parent Covenants
Section 2.14A -- Removal of Independent Director
Section 2.15A -- Margin Stock
Section 2.16A -- Survival of Certain Negative Covenants

     Section 3.A  --  Financial Covenants

Section 3.1A --  Minimum EBITDA
Section 3.2A --  Minimum Fixed Charge Coverage Ratio
Section 3.3A --  Maximum Leverage Ratio
Section 3.4A --  Maximum Capital Expenditures
Section 3.5A --  Minimum Tangible Net Worth
Section 3.6A --  Maximum Over 90-Day Receivables

                             OVERHILL FARMS, INC.

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT is entered into as of the 24th day of November 1999 (this "Agreement"), by and among OVERHILL FARMS, INC., a Nevada
                     ---------
corporation (the "Company"), LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a
                  -------
California limited partnership (the "Purchaser"), POLYPHASE CORPORATION, a
                                     ---------
Nevada corporation ("Parent"), and OVERHILL L. C. VENTURES, INC., a California
                     ------
corporation ("Overhill Ventures").
              -----------------


                                R E C I T A L S
                                - - - - - - - -

     A. The Company has authorized the issuance and sale to the Purchaser, and the Purchaser is willing to purchase from the Company, a Secured Senior Subordinated Note Due 2004 in the principal amount of $28,000,000, on the terms and subject to the conditions set forth herein.

     B. As an inducement to the Purchaser to purchase the Secured Senior Subordinated Note Due 2004 being sold to the Purchaser hereunder, the Company is willing to sell to the Purchaser a Warrant to Purchase 166.04 Shares of Common Stock of the Company representing 17.50% of the Common Stock of the Company on a Fully Diluted Basis (as such term is defined herein) immediately after the closing of the transactions contemplated hereby, on the terms and subject to the conditions set forth therein.

     C. As a further inducement to the Purchaser to purchase the Secured Senior Subordinated Note Due 2004 being sold to the Purchaser hereunder, the Company and certain of its Affiliates (as such term is defined herein) are willing to enter into this Agreement and the other Investment Documents (as such term is defined herein), including, without limitation, an Investor Rights Agreement under which the Company will grant to the Purchaser or one of its Affiliates certain investment monitoring and other rights in connection with the transactions contemplated by this Agreement.

     D. As a further inducement to the Purchaser to purchase the Secured Senior Subordinated Note Due 2004 being sold to the Purchaser hereunder, and in consideration therefor, the Guarantors (as such term is defined herein) have agreed, at the request of the Company, to guaranty absolutely and unconditionally the Guarantied Obligations (as such term is defined herein).

     E. It is the intention of the parties that, as a result of the consummation of the transactions contemplated by this Agreement, the Company be treated as a "bankruptcy remote entity."

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

 1.  DEFINITIONS; ACCOUNTING TERMS.
     -----------------------------

     1.1  Definitions.  For purposes of this Agreement, the following terms
          -----------
shall have the following meanings (such meanings to be equally applicable to the singular and the plural forms thereof):

          "Affiliate" shall mean, with respect to any specified Person, (i) any
           ---------
     other Person that, directly or indirectly, owns or controls, or has the right to acquire, whether beneficially or of record, or as a trustee, guardian or other fiduciary (other than a commercial bank or trust company), five percent (5%) or more of the Capital Stock of such specified Person, (ii) any other Person that, directly or indirectly, controls, is controlled by, is under direct or indirect common control with, or is included in the Immediate Family of, such specified Person or any Affiliate of such specified Person, or (iii) any Executive Officer, director, partner or member of such specified Person, or any Person included in the Immediate Family of any of the foregoing. For the purposes of this definition, the term "control," when used with respect to any specified Person, shall mean
           -------
     the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling"
                                                                 -----------
     and "controlled" have meanings correlative of the foregoing.
          ----------
     Notwithstanding anything to the contrary, for the purposes of this Agreement and the other Investment Documents, neither the Purchaser nor any of its Affiliates, officers, directors, partners or employees shall be deemed to be an Affiliate of the Company.

          "Agreement" shall mean this Agreement, together with the Exhibits, the
           ---------
     Disclosure Schedules and Annex A, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Alternative Transaction" shall have the meaning set forth in Section
           -----------------------                                      -------
     5.3.
     ---

          "Alternative Transaction Fee" shall have the meaning set forth in
           ---------------------------
     Section 11.4.
     ------------

          "Amended Charter" shall mean an Amended and Restated Articles of
           ---------------
     Incorporation of the Company, in substantially the form of Exhibit C, duly
                                                                ---------
     authorized, executed and filed with the Secretary of State of the State of Nevada.

          "AMEX" shall mean American Stock Exchange LLC.
           ----

          "Applicable Laws" shall mean all applicable provisions of all (i)
           ---------------
     constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) any Consent of any Governmental Authority and (iii) any orders, decisions, rulings, judgments or decrees of any Governmental Authority.

          "Asset Sale" shall mean any sale, lease, transfer or other disposition
           ----------
     (or series of related sales, leases, transfers or other dispositions) by the Company or any of its Subsidiaries to any Person of any asset of the Company or any such Subsidiary (other than sales, leases, transfers or other dispositions of inventory in the ordinary course of business).

          "Assignee" shall have the meaning set forth in Section 12.5.
           --------                                      ------------

          "Assignment" shall mean an assignment or other transfer of the Note
           ----------
     pursuant to Section 11 of the Note.
                 ----------

          "Bankruptcy Law" shall mean Title 11 of the United States Code (11
           --------------
     U.S.C. Section 101 et seq.) or any similar federal or state law for the
                        -- ---
     relief of debtors, as amended from time to time.

          "Beneficiary" shall have the meaning set forth in Section 9.1.
           -----------                                      -----------

          "Benefit Plan" shall have the meaning set forth in Section 3.18.
           ------------                                      ------------

          "Board of Directors" shall mean, with respect to any Person, the board
           ------------------
     of directors (or similar governing body) of such Person.

          "Business Day" shall mean any day that is not a Saturday, a Sunday or,
           ------------
     in the City of New York, New York or in Los Angeles, California, a day on which banking institutions are authorized or required by law to close.

          "California Permit" shall mean a Permit dated November 8, 1999, as
           -----------------
     amended by a post-effective amendment dated November 23, 1999, issued by the California Department of Corporations under Section 25130 of the California Corporate Securities Law of 1968, as amended, and qualifying without any restrictions or conditions the issuance and sale by the Company to the Purchaser of the Securities and the Warrant Shares.

          "Capital Expenditures" shall mean, for any period, the aggregate of
           --------------------
     all expenditures of the Company and its Subsidiaries (whether paid in cash or accrued or financed by the incurrence of Indebtedness) during such period, including all Capital Leases, for any property, plant, equipment or other fixed assets, or for improvements thereto, or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year or are required to be capitalized on the consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP.

          "Capital Lease" shall mean any lease or agreement of the Company or
           -------------
     its Subsidiaries for property (whether real, personal or mixed) which has been or is required to be capitalized on the consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP.

          "Capital Lease Obligations" shall mean all liabilities or other
           -------------------------
     obligations for the payment of rent for any property (whether real, personal or mixed) which has been or is required to be capitalized on the consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP with respect to a Capital Lease.

          "Capital Stock" shall mean, with respect to any Person, (i) if such
           -------------
     Person is a corporation, any and all shares, interests, participations in profits or other equivalents (however designated) of capital stock or other equity interests of such Person, (ii) if such Person is a limited liability company, any and all membership units or interests, or (iii) if such Person is a partnership, any and all partnership units or interests.

          "Cash Interest Expense" shall mean, for any period, without
           ---------------------
     duplication and only to the extent deducted in determining Net Income
     (Loss), calculated without regard to any limitation on the payment thereof and determined in accordance with GAAP, (i) total consolidated interest expense of the Company and its Subsidiaries (including, without limitation, interest paid to Affiliates and the portion of any Capitalized Lease Obligations allocable to interest expense), whether paid or accrued, minus
                                                                          -----
     (ii) to the extent included in total consolidated interest expense, any non-cash interest expense, including, without limitation, any payment-in-kind interest, amortization of original issue discount, non-cash losses on hedging agreements and amortization of capitalized up-front costs.

          "Change in Control" shall mean the occurrence of one or more of the
           -----------------
     following events:

          (i) any transaction (or series of transactions) or other event by virtue of which James Rudis shall cease to beneficially own and control directly at least 500,000 shares of Parent Common Stock (without giving effect to any stock splits, reverse stock splits, dividends or like events after the date hereof);

          (ii) any transaction (or series of transactions) or other event by virtue of which Parent ceases to own in the aggregate, directly or indirectly, more than ninety-nine percent (99.0%) of the Common Stock on a Fully Diluted Basis (after giving effect to the repurchase by the Company of the LHF Warrant as contemplated herein but without giving effect to the issuance of the Warrant to the Purchaser as contemplated herein);

          (iii) James Rudis either (A) ceases to be the President and Chief Executive Officer of the Company or (B) ceases to be the chief executive officer of the Company, with general and active management of the business of the Company and responsibility for overseeing that all orders and resolutions of the Board of Directors of the Company are carried into effect;

          (iv) Richard A. Horvath either (A) ceases to be a Senior Vice President and the Chief Financial Officer of the Company or (B) ceases to have significant daily senior management responsibilities, provided that
                                                                --------
     the Company does not replace Mr. Horvath with an individual who is reasonably acceptable to the Purchaser within ninety (90) days of Mr. Horvath's effective resignation or termination date;

          (v) William E. Shatley either (A) ceases to be the Chief Financial Officer of Parent or (B) ceases to have significant daily senior management responsibilities at Parent, provided that Parent does not replace Mr.
                                 --------
     Shatley with an individual who is reasonably acceptable to the Purchaser within ninety (90) days of Mr. Shatley's effective resignation or termination date;

          (vi) the sale of all or substantially all of the assets of the Company or of a material Subsidiary of the Company, or the sale of a material Subsidiary of the Company;

          (vii) (A) the Company enters into any merger, consolidation, reorganization or other transaction having a similar legal effect with Parent, any other Subsidiary of Parent or any other Person and, as a result thereof, any Person who is not an Affiliate of the Company as of the date hereof acquires "control" (as such term is used in the definition of Affiliate) of the Company, or (B) Parent enters into any merger, consolidation, reorganization or other transaction having a similar legal effect with any other Person; or

          (viii) (A) the institution by the Company or any Guarantor of a voluntary case under the Bankruptcy Law or any similar proceeding under any other Applicable Laws, (B) the commencement against the Company or any Guarantor of an involuntary case seeking liquidation or reorganization under the Bankruptcy Law or any similar proceeding under any other Applicable Laws, or the commencement of an involuntary case or proceeding seeking the appointment of a custodian or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and either (w) the Company or such Guarantor consents to such involuntary case or proceeding, (x) the petition commencing such involuntary case or proceeding is not timely controverted,
     (y) the petition commencing such involuntary case or proceeding remains undismissed and unstayed for a period of sixty (60) days or (z) an order for relief shall have been issued or entered therein, or (C) the liquidation, winding up or insolvency of the Company or any Guarantor.

          "Closing" shall have the meaning specified in Section 2.3.
           -------                                      -----------

          "Closing Balance Sheet" shall have the meaning specified in Section
           ---------------------                                      -------
     3.11(c).
     -------

          "Closing Date" shall have the meaning specified in Section 2.3.
           ------------                                      -----------

          "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act
           -----
     of 1985, as amended, as set forth in Section 4980B of the Code and Part 6 of Title I of ERISA.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, or
           ----
     any successor statute, and the treasury regulations promulgated thereunder.

          "Collateral" shall mean the collateral under the Collateral Documents,
           ----------
     however defined.

          "Collateral Documents" shall mean the Intercreditor Agreement, the
           --------------------
     Security Agreement (Company), the Security Agreement (Subsidiary), the Company Pledge Agreement, the PTC Security Agreement, the Parent Pledge Agreement, the landlord waivers and consents, the notices of security interest in deposit accounts, the UCC financing statements and all other agreements, instruments and documents delivered from time to time in connection therewith or otherwise to secure the Obligations to Purchaser or any other obligations of the Company, any Guarantor or any other Person under this Agreement, the Note or any other Investment Document, in each case as amended, restated, supplemental or otherwise modified from time to time.

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
     successor agency.

          "Common Stock" shall mean the common stock, $.01 par value per share,
           ------------
     of the Company.

          "Company" shall have the meaning set forth in the preamble.
           -------

          "Company Pledge Agreement" shall mean a Company Pledge Agreement, in
           ------------------------
     form and substance satisfactory to the Purchaser, executed by the Company in favor of the Purchaser.

          "Compliance Reports" shall mean, individually or collectively, any and
           -----------------
     all forms, reports or other documents (or any successor forms, reports or other documents) used or issued by any Governmental Authority (including, without limitation, the USDA Food Safety and Inspection Service, the FDA, the State of California -- Health and Human Services Agency or any successor Governmental Authorities) with respect to food safety and/or health inspections of the Company's or any of its Subsidiaries' facilities and/or compliance with or violations of Applicable Laws, including, without limitation, the following: Application for Federal Meat, Poultry, or Import Inspection (FSIS Form 5200-2), Grant of Inspection (FSIS Form 5200-
     1), Process Deficiency Record (FSIS Form 8820-2), Non-Compliance Record (FSIS Form 5400-4), Form FDA 483 and Report of Observations (EH 62 A).

          "Consent" shall mean any consent, approval, authorization, waiver,
           -------
     permit, grant, franchise, license, exemption or order of, any registration, certificate, qualification, declaration or filing with, or any notice to, any Person, including, without limitation, any Government Authority.

          "Contingent Obligations" shall mean, with respect to any Person, any
           ----------------------
     obligation, direct or indirect, contingent or otherwise, of such Person (i) with respect to any Indebtedness or other obligation of another Person, including, without limitation, any direct or indirect guarantee of such Indebtedness (other than any endorsement for collection or deposit in the ordinary course of business) or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Indebtedness or obligation or any security therefor, or to provide funds for the payment or discharge of any such Indebtedness or obligation (whether in the form of loans, advances, stock purchases, capital contributions, dividends or otherwise), letters of credit and reimbursement obligations for letters of credit, (ii) to provide funds to maintain the financial condition of any other Person, or (iii) otherwise to indemnify or hold harmless the holders of Indebtedness or other obligations of another Person against loss in respect thereof. The amount of any Contingent Obligation under clauses (i) and (ii) above shall be the maximum amount guaranteed or otherwise supported by the Contingent Obligation.

          "Convertible Securities" means, with respect to any Person, any
           ----------------------
     securities or other obligations issued or issuable by such Person or any other Person that are exercisable or exchangeable for, or convertible into, any Capital Stock of such Person.

          "Default" shall mean any event or condition which, with the giving of
           -------
     notice or the lapse of time or both, becomes an Event of Default.

          "Disclosure Schedules" shall have the meaning specified in the
           --------------------
     introductory paragraph of Section 3.
                               ---------

          "EBITDA" shall mean, for any period, without duplication and
           ------
     determined on a consolidated basis and in accordance with GAAP:

               (i) the sum of (A) Net Income (Loss), (B) interest expense deducted in determining Net Income (Loss) (including, without limitation, cash interest, payment-in-kind interest and amortization of original issue discount), (C) the amount of Taxes deducted in determining Net Income (Loss), (D) the amount of depreciation and amortization expense deducted in determining Net Income (Loss), (E) any extraordinary or unusual non-cash losses (provided that such extraordinary or unusual non-cash losses do not result in any cash outlay at any time after the Closing Date) and (F) any Withdrawn Demand Registration Expenses incurred by the Company, in each case for such period; minus
                       -----

               (ii) any extraordinary or unusual income or gains for such period.

          "Environmental Conditions" shall mean any Release of any Hazardous
           ------------------------
     Materials (whether or not such Release constituted at the time thereof a violation of any Environmental Laws) or any violation of any Environmental Law as a result of which any Environmental Person has or may become liable to any Person or by reason of which the business, condition or operations of such Environmental Person or any of its assets or properties may suffer or be subjected to any Lien or liability.

          "Environmental Laws" shall mean all Applicable Laws relating to
           ------------------
     Hazardous Materials or the protection of human health or the environment, including all requirements pertaining to reporting, permitting, investigating or remediating Releases or threatened Releases of Hazardous Materials into the environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Without limiting the generality of the foregoing, the term "Environmental Laws" shall include the Comprehensive Environmental
           ------------------
     Response, Compensation and Liability Act (42 U.S.C. (S)9601 et seq.)
                                                                 ------
     ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. (S)1801
     --------
     et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et
     ------                                                                  --
     seq.) ("RCRA"), the Federal

     Clean Water Act (33 U.S.C. (S)1251 et seq.), the Clean Air Act (42 U.S.C.
                                        -- ---
     (S)7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S)2601 et
             -- ---                                                        --
     seq.) and the Occupational Safety and Health Act (29 U.S.C. (S)651 et
     ---                                                                --
     seq.), as such laws may be amended from time to time, and any other present
     ---
     or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for the protection of human health or the environment.

          "Environmental Persons" shall mean, collectively, (i) the Company, any
           ---------------------
     Guarantor and any of their respective Subsidiaries or other Affiliates,
     (ii) any other Person in which any of the Persons listed in clause (i) above was at any time, or is, a partner, joint venturer, member or other participant, and (iii) any predecessor or former partnership, joint venture, trust, association, corporation, limited liability company or other Person, whether in existence as of the date hereof or at any time prior to the date hereof, the assets, properties, liabilities or obligations of which have been acquired or assumed by any of the Persons listed in clause (i) above or to which any of the Persons listed in clause
     (i) above has succeeded.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as amended, and any successor statute, including the rules and regulations promulgated thereunder, in each case as amended from time to time.

          "Estimated FYE 1999 Financial Statements" shall have the meaning set
           ---------------------------------------
     forth Section 3.11(a).
           ---------------

          "Event of Default" shall have the meaning specified in Section 10.1.
           ----------------                                      ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended from time to time, and the rules and regulations promulgated thereunder.

          "Executive Officer" shall mean, with respect to any Person, the
           -----------------
     president of such Person, any vice president of such Person in charge of a principal business unit or division, any other officer who performs a policy making function.

          "Existing Indebtedness" shall have the meaning set forth in Section
           ---------------------                                      -------
     3.12.
     ----

          "Existing LHF Equity Documents" shall mean the LHF Registration Rights
           -----------------------------
     Agreement, the LHF Voting Rights Agreement, the LHF Warrant and any other agreements, instruments or documents evidencing an equity or other interest in the Company owned or held by LHF, other than the LHF Equity Rights Agreement.

          "Existing Liens" shall have the meaning set forth in Section 3.12.
           --------------                                      ------------

          "Existing Stock Plans" shall mean, collectively, (i) the 1994 Employee
           --------------------
     Stock Option Plan of Parent, as adopted by the Board of Directors of Parent on March 3, 1994 (the "Parent Stock Option Plan"); (ii) the Stock Option
                            ------------------------
     Agreement for James Rudis dated July 1993 (the "Rudis Stock Option Plan");
                                                     -----------------------
     and (iii) the Stock Option Agreement for William E. Shatley dated July 1993 (together with the Rudis Stock Plan, the "Executive Stock Option Plans").
                                               ----------------------------

          "Financial Statements" shall have the meaning specified in Section
           --------------------                                      -------
     3.11(a).
     -------

          "Finova" shall mean Finova Capital Corporation, an existing lender to
           ------
     the Company.

          "Fiscal Quarter" shall mean (i) the thirteen (13) week period ending
           --------------
     on the last Sunday of December, March, June and September of any Fiscal Year, except that in the event that a Fiscal Year ends on the first day of October, then "Fiscal Quarter" shall mean the fourteen (14) week period
                    --------------
     ending on the first Sunday of January of such Fiscal Year and on the last Sunday of each of the three (3) thirteen (13) week periods thereafter, or
     (ii) such other period as the Company may designate in writing and the Purchaser may approve in writing.

          "Fiscal Year" shall mean the fiscal year of the Company, which shall
           -----------
     be (i) the twelve (12) month period ending on (a) the last Sunday of September in each calendar year, if September 30 does not fall on a Saturday, or (b) October 1, if September 30 falls on a Saturday, or (ii) such other period as the Company may designate in writing and the Purchaser may approve in writing.

          "Fixed Charge Coverage Ratio" shall mean, with respect to any period,
           ---------------------------
     the ratio of (i) EBITDA for such period to (ii) Fixed Charges for such period.

          "Fixed Charges" shall mean, for any period and without duplication,
           -------------
     the sum of (i) Cash Interest Expense; (ii) scheduled payments of principal on any Indebtedness of the Company and its Subsidiaries; (iii) scheduled Capitalized Lease Obligations of the Company or any of its Subsidiaries for such period representing principal; (iv) Taxes estimated to be paid by the Company and its Subsidiaries, after giving effect to the net operating loss carryforward of Parent, if any; (v) cash dividends or distributions, if any, paid by the Company or any of its Subsidiaries; (vi) Capital Expenditures and (vii) all Tax Sharing Cash Payments, in each case for such period.

          "Fully Diluted Basis" shall mean a basis that includes all issued and
           -------------------
     outstanding shares of Capital Stock of the Company and all additional shares of Capital Stock of the Company which would be issued upon the conversion or exercise of all Option Rights of the Company then outstanding.

          "GAAP" shall mean generally accepted accounting principles and
           ----
     practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, all as of the date hereof, applied on a basis consistent with past practices.

          "Governmental Authority" shall mean any nation or government, and any
           ----------------------
     state or political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the Commission, the United States Food and Drug Administration ("FDA"), the United States
                                                      ---
     Department of Agriculture ("USDA") and the United States Environmental
                                 ----
     Protection Agency ("EPA")), and any tribunal or arbitrator(s) of competent
                         ---
     jurisdiction, and any self-regulatory organization.

          "Guarantied Obligations" shall have the meaning set forth in Section
           ----------------------                                      -------
     9.1.
     ---

          "Guarantor Subordinated Debt" shall have the meaning set forth in
           ---------------------------
     Section 9.8.
     -----------

          "Guarantors" shall mean, individually or collectively, Parent,
           ----------
     Overhill Ventures and any other Person that guarantees, pursuant to Section
                                                                         -------
     1.16A of Annex A, all or any part of the Obligations to Purchaser.
     -----    -------

          "Guaranty" shall mean the guaranty made by the Guarantors in favor of
           --------
     the Beneficiary in respect of the Guarantied Obligations, as provided in

     Section 9.
     ---------

          "Hazardous Materials" shall mean any substance (i) the presence of
           -------------------
     which requires investigation or remediation under any Applicable Laws; (ii) that is defined or becomes defined as a "hazardous waste" or "hazardous substance" under any Applicable Laws (including, without limitation, CERCLA or RCRA); (iii) that is toxic, explosive, corrosive, inflammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or become regulated by any Governmental Authority; (iv) the presence of which on any real property causes or threatens to cause a nuisance upon the real property or to adjacent properties or poses or threatens to pose a hazard to any real property or to the health or safety of Persons on or about any real property; or (v) without limitation, that contains gasoline or other petroleum hydrocarbons, polychlorinated biphenyls or asbestos.

          "Hazardous Materials Claim" shall have the meaning set forth in
           -------------------------
     Section 1.15A of Annex A.
     -------------    -------

          "Holder" shall mean any Person (including, without limitation, the
           ------
     initial Purchaser) in whose name the Note is registered in the register maintained by the Company pursuant to Section 11 of the Note.
                                           ----------

          "Immediate Family" of a Person includes such Person's spouse, and the
           ----------------
     parents, children and siblings of such Person or his or her spouse and their spouses and other Persons related to the foregoing by blood, adoption or marriage within the second degree of kinship, and, with respect to any officer or director of the Company, shall also include any Person who is primarily a personal friend rather than a business associate.

          "Indebtedness" shall mean, with respect to any Person, without
           ------------
     duplication, (i) any indebtedness and other obligations, contingent or otherwise, for borrowed money; (ii) all obligations evidenced by bonds, notes, debentures or similar instruments; (iii) all obligations to pay the deferred purchase price of property or services (excluding trade accounts payable arising in the ordinary course of business that are less than sixty
     (60) days from their due dates and that are not being contested in good faith in a commercially reasonable manner) and any installment payment non-compete agreements; (iv) all Capital Lease Obligations; (v) all obligations of others secured by a Lien to which any property or assets owned by such Person is subject, whether or not the obligations secured thereby have been assumed by such Person; (vi) all obligations of such Person, contingent or otherwise, in respect of any letters of credit or bankers' acceptances;
     (vii) all obligations under facilities for the discount or sale of receivables; (viii) the maximum fixed repurchase price of any redeemable stock of such Person; (ix) all Contingent Obligations; and (x) all obligations which are required to be classified on the balance sheet of such Person as long-term liabilities under GAAP.

          "Indemnified Environmental Costs" shall mean all actual or threatened
           -------------------------------
     liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including sums paid in settlement of claims and all reasonable consultant, expert and legal fees and reasonable expenses of counsel) incurred in connection with any Hazardous Materials Claim, any investigation of Site conditions or any clean-up, Remedial Work or other remedial, removal or restoration work (whether of any Real Property or any other real property), or any resulting damages, harm or injuries to the Person or property of any third parties or to any natural resources.

          "Indemnified Parties" shall have the meaning specified in Section 8.2.
           -------------------                                      -----------

          "Independent" shall mean, with respect to any individual who has been
           -----------
     or will be duly appointed or elected as a member of the Board of Directors of the Company, that such individual (i) shall not have been, at the time of any such appointment or election or at any time during the immediately preceding three (3) years, (a) a direct or indirect legal or beneficial owner of the Capital Stock of the Company or any of its Affiliates, (b) a creditor, supplier, employee, officer, director, manager or contractor of the Company or any of its Affiliates, or a member of the Immediate Family of any of the foregoing, or (c) a Person who controls (within the meaning of such term in the definition of Affiliate) the Company or any of its Affiliates or any creditor, supplier, employee, officer, director, manager or contractor of the Company or any of its Affiliates, and (ii) in the view of the Purchaser, is free of any relationship with respect to the Company or any of its Affiliates that would interfere with the exercise of independent business judgment.

          "Independent Director" shall mean any individual who has been duly
           --------------------
     appointed or elected as a member of the Board of Directors of the Company and is Independent.

          "Instruments" shall have the same meaning as given to that term in the
           -----------
     Code, and shall include all negotiable instruments, notes secured by mortgages or trust deeds, and any other writing which evidences a right to the payment of money and is not itself a security agreement or lease, and is of a type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

          "Insurance Coverage Letter" shall mean a letter dated as of the
           -------------------------
     Closing Date, from the Purchaser to the Company, advising the Company of the insurance coverages required to be maintained by the Company and its Subsidiaries as provided therein.

          "Intangible Assets" shall mean the book value of all intangible assets
           -----------------
     (as defined under GAAP) shown on the consolidated balance sheet of the Company and its Subsidiaries, including, without limitation, organization costs, securities issuance costs, goodwill (including any amounts, however designated on such balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Company and its Subsidiaries), covenants not to compete, patents, trademarks, copyrights, trade secrets, customer lists, know-how, licenses, contracts, franchises, software costs, research and development costs, investments in and monies from Affiliates and any other intangible assets.

          "Intellectual Property" shall mean all (i) patents, patent
           ---------------------
     registrations, patent applications, patent disclosures and any related continuation, continuation-in-part, divisional, reissue, reexamination, utility, model and certificate of invention; (ii) trademarks, service marks, trade dress, logos, trade names and corporate names, and any registrations and applications for registration thereof; (iii) copyrights and registrations and applications for copyrights; (iv) computer software, data and documentation; (v) trade secrets, know-how, processes, techniques, research and development, works, financial, marketing and business data, pricing and cost information, business and marketing plans, customer and supplier lists and any other confidential information, including, without limitation, the Company's proprietary food recipes, if any; (vi) all proprietary rights relating to any of the foregoing; and (vii) copies and tangible embodiments thereof.

          "Intercreditor Agreement" shall mean an Intercreditor and
           -----------------------
     Subordination Agreement, in form and substance satisfactory to the Purchaser, between the Senior Lender and the Purchaser, and acknowledged by the Company, Parent and Overhill Ventures.

          "Investment Documents" shall mean, collectively, this Agreement, the
           --------------------
     Note, the Warrant, the Registration Rights Agreement, the Investor Rights Agreement, the Suretyship Agreement, the Intercreditor Agreement and the other Collateral Documents, the Amended Charter, the Insurance Coverage Letter and all other agreements, instruments, letters and other documents executed and/or delivered in connection herewith or therewith, in each case as amended, restated, supplemented or otherwise modified from time to time.

          "Investments" shall mean, as applied to any Person, (i) any direct or
           -----------
     indirect acquisition by such Person of Capital Stock, other securities or other interests of, or investments in, any other Person, or all or any substantial part of the business or assets of any other Person, and (ii) any direct or indirect loan, advance or capital contribution by such Person to any other Person (including, without limitation, any Affiliate, officer, director or employee of the Company), including, without limitation, the incurrence or sufferance of any Indebtedness or accounts receivable of any other Person that are not classified as current assets under GAAP or do not arise from sales to such other Person in the ordinary course of business.

          "Investor Rights Agreement" shall mean an Investor Rights Agreement,
           -------------------------
     in form and substance satisfactory to the Purchaser, among the Company, Parent and the Purchaser.

          "Leverage Ratio" shall mean, with respect to any period, the ratio of
           --------------
     (i) the sum of (A) total Indebtedness of the Company and its Subsidiaries at the end of such period and (B) all Capital Leases existing at the end of such period, to (ii) EBITDA for the four (4) consecutive Fiscal Quarters ending as of the end of such period.

          "LHF" shall mean The Long Horizons Fund, L.P., a New York limited
           ---
     partnership, or Ableco Finance LLC, a Delaware limited liability company, as assignee of The Long Horizons Fund, L.P., as the case may be, and any other assignees of The Long Horizons Fund, L.P. or any assignees of Ableco Finance LLC.

          "LHF Equity Rights Agreement" the Equity Rights Agreement dated of
           ---------------------------
     even date herewith among Parent, LHF and the Company, in form and substance satisfactory to the Purchaser.

          "LHF Registration Rights Agreement" shall mean the Registration Rights
           ---------------------------------
     Agreement dated as of December 4, 1997, between the Company and LHF, which Registration Rights Agreement shall be terminated, in form and substance satisfactory to the Purchaser, prior to or simultaneously with the Closing.

          "LHF Voting Rights Agreement" shall mean the Voting Rights Agreement,
           ---------------------------
     dated as of December 4, 1997, among Parent, LHF and the Company, which Voting Rights Agreement shall be terminated, in form and substance satisfactory to the Purchaser, prior to or simultaneously with the Closing.

          "LHF Warrant" shall mean the Common Stock Purchase Warrant No. W-1
           -----------
     dated December 4, 1997, as amended, restated, supplemented or otherwise modified from time to time, entitling LHF to purchase 232.5 shares of Common Stock immediately prior to the Closing, which Common Stock Purchase Warrant shall be terminated, in form and substance satisfactory to the Purchaser, prior to or simultaneously with the Closing.

          "Licenses and Permits" shall mean, collectively, all licenses,
           --------------------
     franchises, permits, consents, approvals, registrations, certificates and authorizations of all Governmental Authorities necessary or advisable to the conduct of the businesses of the Company, any Guarantor or any of their respective Subsidiaries.

          "Lien" shall mean any lien, pledge, mortgage, security interest,
           ----
     charge or encumbrance of any kind (including, without limitation, the interest of a lessor under a Capital Lease having substantially the same economic effect), any agreement to give or refrain from giving any lien, pledge, mortgage, security interest, charge or other encumbrance of any kind, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of any financing statement or other similar form of notice under the laws of any jurisdiction.

          "Losses" shall have the meaning specified in Section 8.2.
           ------                                      -----------

          "Margin Regulations" shall mean Regulations T, U and X of the Board of
           ------------------
     Governors of the Federal Reserve System, or any successor thereto (the

     "Federal Reserve Board"), as amended from time to time.
     ----------------------

          "Margin Stock" shall mean "margin stock" as defined in the Margin
           ------------
     Regulations.

          "Material Adverse Effect" or "Material Adverse Change" shall mean a
           -----------------------      -----------------------
     material adverse effect on or adverse change in, as the case may be, (i) the business, assets, condition (financial or otherwise), properties (whether real, personal or otherwise), results of operations or prospects of the Company, Parent and any of its Subsidiaries, individually or taken as a whole, or (ii) the ability of the Company or any Guarantor to perform its or their obligations under this Agreement or any other Investment Document.

          "Material Contracts" shall have the meaning set forth in Section 3.14.
           ------------------                                      ------------

          "Merrill Indenture" shall have the meaning set forth in Section 3.12.
           -----------------                                      ------------

          "Nasdaq" means The Nasdaq National Market System or The Nasdaq
           ------
     SmallCap Market, as the case may be, or any successor reporting system thereof.

          "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the
           -----------------
     sum of: (i) the net amount of cash and cash equivalent proceeds received by or for the account of the Company or any of its Subsidiaries from such Asset Sale, and (ii) the net amount of cash and cash equivalents received by or for the account of the Company or any Subsidiaries upon the sale, conversion, collection or other liquidation of any non-cash proceeds (including notes, debt securities, other rights to payment, Capital Stock or other consideration received from any Asset Sale) from such Asset Sale. For this purpose, the term "net" means net of (a) the principal amount of
                                      ---
     any Indebtedness secured by a Permitted Lien on the assets subject to and required to be prepaid, and actually prepaid, upon such Asset Sale, (b) any transfer taxes payable as a result of such Asset Sale, and any reasonable professional fees and expenses, reasonable broker's commissions and other reasonable out-of-pocket expenses of sale paid to any Person attributable to such Asset Sale, and (c) any income taxes reasonably estimated by the Company to be payable in respect of such Asset Sale.

          "Net Income (Loss)" shall mean, for any period, net income (loss)
           -----------------
     after Taxes of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, all computed in accordance with GAAP.

          "90-Day Receivables" shall mean, at any time, the total consolidated
           ------------------
     trade receivables of the Company and its Subsidiaries, determined in accordance with GAAP, that are then outstanding ninety (90) days past the invoice date.

          "Note" shall have the meaning set forth in Section 2.1, and shall also
           ----                                      -----------
     include, where applicable, any additional note or notes issued by the Company in connection with any Assignments.

          "Obligations to Purchaser" shall mean any and all present and future
           ------------------------
     loans, advances, Indebtedness, claims, guarantees, liabilities or obligations of the Company or any Guarantor owing to the Purchaser, any Affiliate of the Purchaser or any Indemnified Party (or any assignee or transferee of the Purchaser, such Affiliate or such Indemnified Party), of whatever nature, character or description, arising under or in connection with this Agreement, the Note, the Warrant, the Registration Rights Agreement, the Investor Rights Agreement (including, without limitation, the consulting fees payable thereunder), the Collateral Documents and any other Investment Documents or otherwise, any and all agreements, instruments or other documents heretofore or hereafter executed or delivered in connection with any of the foregoing, in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, amended, renewed, extended, exchanged, restated, refinanced, refunded or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether for principal, interest, premiums, fees, costs, expenses (including, without limitation, attorneys' fees) or other amounts incurred for administration, collection, enforcement or otherwise, whether or not arising after the commencement of any proceeding under the Bankruptcy Law (including, without limitation, post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by any statute of limitations or such Indebtedness, claim, liability or obligation may otherwise be unenforceable.

          "Obligor" shall have the meaning set forth in Section 9.2.
           -------                                      -----------

          "Option Rights" shall mean, with respect to any Person, any
           -------------
     Convertible Securities of such Person, or any warrants, options or other rights to subscribe for or purchase, or obligations to issue, any Capital Stock of such Person, including, without limitation, any options or similar rights issued or issuable under any employee stock option plan, pension plan or other employee benefit plan of such Person.

           "Overhill Ventures" shall have the meaning set forth in the preamble.
           -----------------

          "Parent" shall have the meaning set forth in the preamble.
           ------

          "Parent Common Stock" shall have the meaning set forth in Section
           -------------------                                      -------
     3.7(b).
     ------

          "Parent Pledge Agreement" shall mean a Parent Pledge Agreement, in
           -----------------------
     form and substance satisfactory to the Purchaser, executed by Parent in favor of the Purchaser.

          "Parent SEC Documents" shall mean all registration statements,
           --------------------
     prospectuses, reports, schedules, forms, proxy or other statements and other documents (including all exhibits, schedules and other information included or incorporated by reference therein) which are filed or required to be filed by Parent with the Commission under the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder, and all filings, reports and other documents which are filed or required to be filed by Parent with AMEX.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, as defined
           ----
     in Title IV of ERISA.

          "Permitted Affiliate Transaction" shall mean any one or more of the
           -------------------------------
     following transactions:

               (i) the payment by the Company of the salary and other compensation of James Rudis in his capacity as the President and Chief Executive Officer of Parent, which salary and other compensation shall be determined annually by the Boards of Directors of Parent and the Company (or the compensation committees thereof, if any);

               (ii) the existence of the intercompany accounts receivable owing from Parent to the Company and reflected on the consolidated balance sheet of the Company and its Subsidiaries as of September 26, 1999, in an amount not to exceed $11,038,000; provided, however, that the
                                               --------  -------
          amount of such intercompany accounts receivable may be increased by the one-time payment permitted under clause (iv) of this definition; and provided further, however, that, from and after the Closing Date,
              ----------------  -------
          the Company complies with the accounting adjustments and other procedures set forth in Section 1.23A of Annex A with respect to such
                                  -------------    -------
          intercompany accounts receivable;

               (iii) Tax Sharing Cash Payments made by the Company to Parent during each calendar quarter of each Fiscal Year set forth below not to exceed the amount set forth opposite each such Fiscal Year:

                     Each Calendar Quarter               Maximum Quarterly Tax
                     in Fiscal Year Ending in:           Sharing Cash Payment
                     ------------------------            ---------------------

                     September 2000............                 $125,000
                     September 2001............                 $150,000
                     September 2002............                 $150,000
                     September 2003............                 $150,000

                     September 2004...........                 $150,000

               (iv) a one-time payment by the Company to Parent at or immediately following the Closing of an amount not to exceed $1,250,000 in the aggregate;

               (v)   the loan evidenced by the Serrano Note, provided that the
                                                             --------
          amount of indebtedness outstanding under the Serrano Note (excluding accrued and unpaid interest) does not exceed $14,000 in the aggregate at any time;

               (vi) any other loans or advances made by the Company to its employees which in no event shall exceed $10,000 to any one employee and $100,000 in the aggregate at any time outstanding; and

               (vii) the payment by the Company to Parent of an amount not to exceed an aggregate of $200,000 in each of the Fiscal Years ending October 1, 2000 and September 29, 2001, solely to reimburse Parent for attorneys' fees and expenses actually and reasonably incurred by Parent with respect to litigation to which Parent is a party, provided
                                                                        --------
          that such payment may be made only if (A) the Company has complied with the amounts set forth in Column (B) of each of Sections 3.1A (Minimum EBITDA), 3.2A (Minimum Fixed Charge Coverage Ratio) and 3.3A (Maximum Leverage Ratio) of Annex A for the Fiscal Year in which any
                                      -------
          such payments are proposed to be made and (B) the Purchaser has approved in advance the fiscal budget of Parent with respect to the Fiscal Year in which such attorneys' fees and expenses were incurred.

          "Permitted Investments" shall mean (i) any direct obligations of the
           ---------------------
     United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America) or obligations the timely payment of the principal of and interest on which are fully guaranteed by the United States of America, all of which mature within three (3) months from the date of acquisition thereof; (ii) interest-bearing demand or time deposits that mature no more than thirty (30) days from the date of creation thereof and that are either
     (a) insured by the Federal Deposit Insurance Corporation or (b) held in any United States commercial bank having general obligations rated at least "AA" or equivalent by Standard & Poor's Rating Group Corporation or Moody's Investors Service, Inc. and having capital and surplus of at least $500,000,000 or the equivalent; or (iii) certificates of deposit that mature no more than thirty (30) days from the date of creation thereof and that are either (a) insured by the Federal Deposit Insurance Corporation or
     (b) held in any United States commercial bank having general obligations rated at least "AA" or equivalent by Standard & Poor's Corporation Rating Group or Moody's Investors Service, Inc. and having capital and surplus of at least $500,000,000 or the equivalent.

          "Permitted Liens" shall mean, collectively, Liens of the Company or
           ---------------
     any Guarantor arising by reason of (i) any attachment, judgment, decree or order of any Governmental Authority, so long as such Lien is being contested in good faith within thirty (30) days of such Person's knowledge thereof and is either adequately bonded or execution thereon has been stayed pending appeal or review, and any appropriate legal proceedings which may have been duly initiated for the review of such attachment, judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (ii) Taxes, assessments or other governmental charges that are not yet delinquent or that are being contested in good faith; (iii) security for payment of workers' compensation or other insurance; (iv) reasonable security for the performance of real property leases; (v) deposits to secure public or statutory obligations or in lieu of surety or appeal bonds entered into in the ordinary course of business; (vi) operation of law in favor of carriers, warehouse owners, landlords, storage facilities or mechanics incurred in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiation or by appropriate proceedings that suspend the collection thereof and, if required by GAAP, are appropriately reserved for on the books of such Person; and (vii) easements, rights-of-way, zoning and similar covenants and restrictions and other similar encumbrances or title defects that, in the aggregate, are not material in amount; provided, however, that each of
                                                --------  -------
     the Liens described in the foregoing clauses (i) through (vii) inclusive shall only constitute a Permitted Lien so long as such Lien individually does not, or so long as all such Liens do not, materially interfere with the conduct of such Person's business or creates a Material Adverse Change.

          "Person" shall mean any individual, trustee, sole proprietorship,
           ------
     partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership and other entity or any Governmental Authority.

          "PTC Security Agreement" shall mean a Patent, Trademark and Copyright
           ----------------------
     Security Agreement, in form and substance satisfactory to the Purchaser, among the Company, Overhill Ventures and the Purchaser.

          "Purchase Price" shall have the meaning specified in Section 2.2.
           --------------                                      -----------

          "Purchaser" shall have the meaning set forth in the preamble.
           ---------

          "Registration Rights Agreement" shall mean a Registration Rights
           -----------------------------
     Agreement, in form and substance satisfactory to the Purchaser, between the Company and the Purchaser.

          "Release" shall mean any release (whether threatened or actual),
           -------
     migration, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, seeping, leaching, dumping or disposing into the environment or the workplace of any Hazardous Materials, and otherwise as defined in any Environmental Laws.

          "Remedial Work" shall have the meaning set forth in Section 1.15A of
           -------------                                      -------------
     Annex A.
     -------

          "Restricted Payment" shall mean any one or more of the following:
           ------------------

               (i) any dividend or other distribution or payment, direct or indirect, on account of any Capital Stock or other securities of the Company or any Subsidiary now or hereafter outstanding;

               (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any Capital Stock of the Company or any Subsidiary now or hereafter outstanding;

               (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, or any redemption, purchase or other acquisition for value, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness that is subordinated in any respect to the Obligations to Purchaser;

               (iv) any management, consulting or similar fees payable by the Company or any of its Subsidiaries to Parent or any other Affiliate of the Company;

               (v) any loans or advances by the Company or any Guarantor to any employees, directors, officers or stockholders of the Company or any Guarantor, as the case may be, except for advances to employees for moving or traveling expenses made in the ordinary course of business; and

               (vi) any other type of payment by the Company and any of its Subsidiaries to Parent (including, without limitation, Tax sharing payments).

          "Securities" shall have the meaning specified in Section 2.1.
           ----------                                      -----------

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
     and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

          "Security Agreement (Company)" shall mean a Security Agreement, in
           ----------------------------
     form and substance satisfactory to the Purchaser, between the Company and the Purchaser.

          "Security Agreement (Subsidiary)" shall mean a Security Agreement, in
           -------------------------------
     form and substance satisfactory to the Purchaser, between Overhill Ventures and the Purchaser.

          "Senior Availability" shall mean, at any time, the "Net Borrowing
           -------------------
     Availability" (as such term is defined in the Senior Credit Agreement) at such time.

          "Senior Collateral Documents" shall mean the "Collateral Documents" as
           ---------------------------
     such term is defined in the Senior Credit Agreement.

          "Senior Credit Agreement" shall mean the Loan and Security Agreement
           -----------------------
     dated of even date herewith among the Company, Overhill Ventures and the Senior Lender, as amended, restated, supplemented or otherwise modified from time to time.

          "Senior Credit Documents" shall mean the "Loan Documents" as such term
           -----------------------
     is defined in the Senior Credit Agreement.

          "Senior Indebtedness" shall mean, collectively, the Indebtedness of
           -------------------
     the Company outstanding from time to time under the Senior Credit
     Documents.

          "Senior Lender" shall mean Union Bank of California, N.A., as "Bank"
           -------------
     under the Senior Credit Agreement.

          "Serrano Note" means the Promissory Note dated October 22, 1999, made
           ------------
     by Walter Serrano in favor of Overhill Ventures in the original principal amount of $14,000.

          "Site" shall mean any real property previously, currently or hereafter
           ----
     owned, leased or operated by any Environmental Person.

          "60-Day Payables" shall mean, at any time, the total consolidated
           ---------------
     trade payables and accrued expenses of the Company and its Subsidiaries, determined in accordance with GAAP, that are then outstanding sixty (60) days past the invoice date.

          "Solvent" shall mean, with respect to any Person, that on the date of
           -------
     determination: (i) the present fair saleable value of the assets of such Person will exceed the amount that will be required to pay the probable liability on the existing debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) of such Person as they become absolute and matured; (ii) the sum of the debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) of such Person will not exceed all of the property of such Person at a fair valuation; and (iii) the capital of such Person will not be unreasonably small for such Person to carry on its businesses.

          "Subsidiary" and "Subsidiaries" shall mean, with respect to any
           ----------       ------------
     Person, any other Person of which more than thirty percent (30.0%) of the total voting power of Capital Stock entitled to vote (without regard to the occurrence of any contingency) in the election of directors (or other Persons performing similar functions) are at the time directly or indirectly owned by such first Person. Unless otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.
           ----------

          "Suretyship Agreement" shall mean a Suretyship Agreement, in form and
           --------------------
     substance satisfactory to the Purchaser, among the Company, the Debtors (as such term is defined therein) and the Purchaser.

          "Tangible Net Worth" shall mean, with respect to the Company and its
           ------------------
     Subsidiaries on any date and without duplication, (i) the sum of (a) the excess of the book value of assets over liabilities at such time, determined on a consolidated basis in accordance with GAAP, (b) the amount shown for redeemable warrants on the consolidated balance sheet of the Company and its Subsidiaries at such time and (c) the Tax Sharing Payable determined at such time, minus (ii) Intangible Assets at such time.
                              -----

          "Tax" or "Taxes" shall mean any present and future income, excise,
           ---      -----
     sales, use, stamp or franchise taxes and any other taxes, fees, duties, levies, withholdings or other charges of any nature whatsoever imposed by any taxing authority, whether federal, state, local or foreign, together with any interest and penalties and additions to tax.

          "Tax Sharing Cash Payments" shall mean, for any period, all cash
           -------------------------
     payments actually made by the Company to Parent during such period on account of the Tax Sharing Payable.

          "Tax Sharing Payable" shall mean, at any time, the total amount owed
           -------------------
     by the Company to Parent at such time arising from accrued payments of all income or franchise Taxes that the Company would have incurred if the Company had filed its income or franchise Tax returns on a stand-alone basis.

          "Tax Sharing Payable Liability Account" shall mean a liability account
           -------------------------------------
     shown on the consolidated balance sheet of the Company and its Subsidiaries in respect of the Tax Sharing Payable.

          "Texas Timberjack" shall mean Texas Timberjack, Inc., a Texas
           ----------------
     corporation and a wholly owned Subsidiary of Parent.

          "Third Party Intellectual Property Rights" shall have the meaning
           ----------------------------------------
     specified in Section 3.26.
                  ------------

          "Total Payables" shall mean, at any time, the total consolidated trade
           --------------
     payables and accrued expenses of the Company and its Subsidiaries at such time, determined in accordance with GAAP.

          "Total Receivables" shall mean, at any time, the total consolidated
           -----------------
     trade receivables of the Company and its Subsidiaries at such time, determined in accordance with GAAP.

          "UCC" shall mean the Uniform Commercial Code, as adopted and in force
           ---
     in the State of California as from time to time in effect, and the Uniform Commercial Code of any other jurisdiction as required under Division 9103 of the California Commercial Code.

          "Warrant" shall have the meaning set forth in Section 2.1.
           -------                                      -----------

          "Warrant Shares" shall have the meaning set forth in the Warrant.
           --------------

          "Withdrawn Demand Registration Expenses" shall mean all costs or
           --------------------------------------
     expenses incurred by the Company in connection with a Demand Registration (as such term is defined in the Registration Rights Agreement) that is withdrawn by the Demanding Holders (as such term is defined in the Registration Rights Agreement) solely as a result of the occurrence of any adverse market conditions of the type that is customarily found in underwriting or similar purchase agreements relating to public offerings and which may be relied upon by underwriters or purchasers to terminate such underwriting or purchase agreement.

      1.2 Accounting Terms and Computations.  For purposes of this Agreement,
          ---------------------------------
(a) all accounting terms used in this Agreement that are not expressly defined herein have the meanings given to them under GAAP, (b) all computations made pursuant to this Agreement or any other Investment Document shall be made in accordance with GAAP and (c) all financial statements and other financial information required to be delivered by the Company or any Guarantor hereunder or under any other Investment Document shall, except as otherwise expressly provided in this Agreement, be prepared in accordance with GAAP in the ordinary course of business consistent with past practices, except that any such financial statements or other financial information (a) which are unaudited may be subject to year-end audit adjustments and may omit footnotes and (b) may be qualified only with respect to the characterization or re-characterization of the intercompany receivable owing from the Parent to the Company and referred to in clause (ii) of the definition of Permitted Affiliate Transaction as a dividend as opposed to an intercompany loan.

      1.3 Independence of Covenants.  All covenants under this Agreement shall
          -------------------------
each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

      1.4 Captions; Construction and Interpretation.  The captions in this
          -----------------------------------------
Agreement are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

      1.5 Determinations.  Any determination or calculation contemplated by this
          --------------
Agreement or any other Investment Document that is made by the Purchaser shall be final and conclusive and binding upon the Company and the Guarantors in the absence of manifest error.

      1.6 Knowledge of the Company.  Whenever the term "knowledge of the
          ------------------------
Company" or "best knowledge of the Company and the Guarantors" or words of similar import are used in this Agreement or any other Investment Document with respect to the existence or absence of any fact, it shall mean that any one or more of the following Persons knows or should have known, based upon the reasonable inquiry of such Person, of the existence or absence of such fact:
James Rudis, Richard A. Horvath and William E. Shatley.

      1.7 Exclusion of Texas Timberjack.  Whenever the phrase "Parent and its
          -----------------------------
Subsidiaries (other than Texas Timberjack)," "the Company, Parent and their respective Subsidiaries (other than Texas Timberjack)" or words of similar import are used in any representation or warranty made by the Company and/or the Guarantors in this Agreement, it shall mean that the Company and/or the Guarantors are not making any representation or warranty as to Texas Timberjack to the extent that any breach of such representation or warranty resulting from the inclusion of Texas Timberjack would not adversely affect the business, assets, condition (financial or otherwise), properties, results of operations or prospects of the Company or any Guarantor or the transactions contemplated by this Agreement or any other Investment Document.

 2.  PURCHASE AND SALE OF THE SECURITIES.
     -----------------------------------

      2.1 Authorization.  The Company has authorized the issuance and sale to
          -------------
the Purchaser of (a) a Secured Senior Subordinated Note Due 2004 in the aggregate principal amount of $28,000,000, in substantially the form of Exhibit
                                                                        -------
A (as the same may be amended, restated, supplemented, modified, renewed,
-
refinanced or restructured from time to time, the "Note"), and (b) a Warrant to
                                                   ----
Purchase 166.04 Shares of Common Stock of the Company, in substantially the form of Exhibit B (as the same may be amended, restated, supplemented or otherwise
   ---------
modified from time to time, the "Warrant").  The Note and the Warrant are
                                 -------
collectively referred to herein as the "Securities."
                                        ----------

      2.2 Purchase of the Securities; Issue Price.  Subject to the terms and
          ---------------------------------------
conditions contained herein and in the other Investment Documents, and in reliance upon the representations, warranties, covenants and agreements contained herein, at the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Securities. In consideration for the Securities, at the Closing, the Purchaser shall pay to the Company the aggregate purchase price of $28,000,000 (the "Purchase Price")
                                                              --------------
as provided in Section 2.3.  The Company and the Purchaser agree that, for
               -----------
purposes of Section 1271 et seq. of the Code, the original issue price of the
                         ------
Note will be 91.5357% of its principal amount and the original issue price of the Warrant will be $2,370,000, and that this agreement is intended to constitute an agreement as to the issue prices of the Securities for all federal, state and local income tax purposes.

      2.3 Closing.  The closing of the issuance and sale of the Securities under
          -------
this Agreement (the "Closing") shall take place at the offices of Riordan &
                     -------
McKinzie, 300 South Grand Avenue, Suite 2900, Los Angeles, California 90071 (or at such other location as may be expressly agreed upon by the Purchaser), on the date hereof or as soon as practicable thereafter immediately following the satisfaction or waiver of the conditions precedent set forth in Section 6 and
                                                                ---------
Section 7 (such date being referred to as the "Closing Date").  At the Closing,
---------                                      ------------
the Company shall deliver to the Purchaser, among other things, the Securities, duly executed by the Company, against delivery by the Purchaser of the Purchase Price (net of amounts permitted to be withheld pursuant to Sections 6.3 and
                                                           ------------
8.5) by wire transfer in immediately available funds to such bank as the Company
---
may request in writing (which written request shall be made at least one (1) Business Day prior to the Closing Date) for credit to an account designated by the Company in such request, provided, however, that such request shall be
                             --------  -------
consistent with the purposes set forth in Schedule 3.38.
                                          -------------

  3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  To induce the Purchaser to
      ---------------------------------------------
purchase the Securities under this Agreement, the Company and the Guarantors jointly and severally represent and warrant to the Purchaser that, except as expressly set forth in the Disclosure Schedules (the "Disclosure Schedules"):
                                                      --------------------

      3.1 Organization and Qualification.  Each of the Company and Parent is a
          ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Overhill Ventures is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of the Company and the Guarantors has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, and is duly qualified or licensed to do business in, to the extent applicable, the States of California, Illinois, Pennsylvania, Texas, Washington and each other jurisdiction in which the character of the properties or assets owned, leased or operated or the nature of the activities conducted makes such qualification or licensing necessary, except where the failure to be so qualified or licensed in such other jurisdictions could not have, individually or in the aggregate, a Material Adverse Effect.

      3.2 Corporate or Other Power.  Each of the Company and the Guarantors has
          ------------------------
the requisite power and authority to execute, deliver, carry out and perform its obligations under this Agreement and all other Investment Documents to which it is party, including, without limitation, the power and authority to issue, sell and deliver the Securities to be issued by it hereunder.

      3.3 Authorization; Binding Obligations.  The execution, delivery and
          ----------------------------------
performance of this Agreement and each of the other Investment Documents to which the Company or any Guarantor is a party, the issuance, sale and delivery by the Company of the Securities, the grant of the Liens under the Collateral Documents and the consummation of the other transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company and each Guarantor, as applicable. This Agreement has been duly executed and delivered by the Company and each Guarantor and, at the Closing, the other Investment Documents will be duly executed and delivered by the Company and each Guarantor, respectively. This Agreement is, and at the time of the Closing this Agreement and each of the other Investment Documents will be, a legal, valid and binding obligation of the Company and each Guarantor, respectively, enforceable against the Company and each Guarantor, respectively, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by federal or state securities or other laws or the public policy underlying such laws.

      3.4 Subsidiaries.  Schedule 3.4 sets forth a true, complete and correct
          ------------   ------------
list of all (a) Subsidiaries of Parent and of the Company and (b) Subsidiaries of Subsidiaries of Parent and the Company. Except as set forth on such Schedule, none of the Company or any Guarantor holds or owns any Capital Stock of any other Person.

      3.5 Conflict with Other Instruments; Existing Defaults; Ranking.
          -----------------------------------------------------------

          (a) The execution, delivery and performance of this Agreement and each of the other Investment Documents to which the Company or any Guarantor is a party, the issuance, sale and delivery by the Company of the Securities, the grant of the Liens in the Collateral under the Collateral Documents and the consummation of the other transactions contemplated hereby and thereby (including, without limitation, the closing of the transactions contemplated by the Senior Credit Agreement), do not and will not violate (i) the charter or bylaws of the Company or any Guarantor, in each case as in effect on the date hereof, (ii) any term of any lease, credit agreement, indenture, note, mortgage, instrument or other agreement to which the Company or any Guarantor is a party or by which any of its or their properties or assets are bound (including, without limitation, any Material Contracts) or (iii) any Applicable Laws.

          (b) Except as set forth on Schedule 3.5(b), none of the Company or any
                                     ---------------
Guarantor is in default, breach or violation of (i) its charter or bylaws, as in effect on the date hereof, (ii) any term of any lease, credit agreement, indenture, note, mortgage, instrument or other material agreement to which it is a party or by which any of its properties or assets are bound (including, without limitation, any Material Contracts) or (iii) any Applicable Laws. Without limiting the generality of the foregoing, there does not exist any "Event of Default" (as defined in the Senior Credit Agreement) or any default or event of default under any other credit or financing agreement to which the Company or any Guarantor is a party or by which any of its properties or assets are bound.

          (c) Other than as provided in the LHF Voting Rights Agreement (which shall be terminated prior to or simultaneously with the Closing), there are no restrictions which prohibit the issuance or sale of the Securities, prohibit or restrict any merger, sale of assets or other event which could cause a Change in Control, or otherwise prohibit any other financings by the Company, including, without limitation, any public or private debt or equity financings.

          (d) As of the Closing Date, no Indebtedness of the Company ranks pari
                                                                           ----
passu with any Indebtedness evidenced by the Note or with any other Obligations
-----
to Purchaser, and payment of principal of, premium, if any, and interest on the Indebtedness evidenced by the Note is subordinate only to the Senior Indebtedness.

      3.6 Governmental and Other Third Party Consents.  Except for the Consents
          -------------------------------------------
listed in Schedule 3.6 and those that have already been obtained or made
          ------------
(including, without limitation, the California Permit), none of the Company, any Guarantor or any of their Affiliates is required to obtain any Consent from, or is required to make any declaration or filing with, any Governmental Authority or any other Person in connection with the execution, delivery and performance of this Agreement or any other Investment Document, including, without limitation, the issuance, sale and delivery of the Securities or the grant of the Liens under the

Collateral Documents, or for the purpose of maintaining in full force and effect any Licenses and Permits. Each of the Consents which have been obtained or made in connection with the execution, delivery and performance of this Agreement or any other Investment Document is in full force and effect. The California Permit has been duly and validly issued, without any qualification or other condition, and is in full force and effect, and no stop order or similar order has been issued which postpones, suspends or revokes its effectiveness or otherwise changes any of the original terms thereof. The time within which any administrative or judicial appeal, reconsideration, rehearing or other review of any such Consent may be taken or instituted has lapsed, and no such appeal, reconsideration or rehearing or other review has been taken or instituted.

      3.7 Capitalization.
          --------------

          (a) The authorized capital stock of the Company consists solely of 1,000,000 shares of Common Stock, of which 775 shares are issued and outstanding as of the date hereof and are owned beneficially and of record by Parent. All of the issued and outstanding shares of Capital Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and are free and clear of any Liens and other restrictions (including any restrictions on the right to vote, sell or otherwise dispose of such Capital Stock) and of any preemptive or other similar rights to subscribe for or to purchase any such Capital Stock. Schedule 3.7(b) sets forth true, correct and complete tables of
               ---------------
the capital structure of the Company immediately prior to and after the Closing on a Fully Diluted Basis. Except as set forth on Schedule 3.7(a) (which
                                                  ---------------
Schedule sets forth, immediately prior to and after the Closing, a true, correct and complete description of, with respect to each security, title, name of the holder, number of shares of Common Stock underlying such security, exercise price, expiration date and percentage of shares of such Common Stock on a Fully Diluted Basis), there are: (i) no outstanding Option Rights of the Company; (ii) no voting trusts or other agreements or undertakings with respect to the voting of the Capital Stock of the Company; (iii) no obligations or rights (whether fixed or contingent) on the part of the Company, Parent or any other Person to purchase, repurchase, redeem or "put" any outstanding shares of the Capital Stock of the Company or Option Rights of the Company; and (iv) no agreements granting any Person any rights of first offer or first refusal, registration rights or "drag-along," "tag-along" or similar rights with respect to any transfer of any Capital Stock or Option Rights of the Company or any of its Subsidiaries. All shares of Capital Stock and Option Rights of the Company that have been issued by the Company have been issued and offered in compliance with all applicable federal and state securities laws. No additional shares of Capital Stock of the Company will become issuable to any Person pursuant to any "anti-dilution" provisions of any such issued and outstanding securities of the Company on account of the issuance of the Securities, the exercise of the Warrant or the application of the "anti-dilution" provisions contained in the Warrant. No later than the Closing, the Existing LHF Equity Documents shall be terminated and of no further force or effect.

          (b) (i) The authorized capital stock of Parent consists of 100,000,000 shares of common stock, $.01 par value per share ("Parent
                                                                    ------
     Common Stock"), of which 17,812,464 shares are issued and outstanding, and
     ------------
     50,000,000 shares of preferred stock, $.01 par value per share.  Schedule
                                                                      --------
     3.7(b) sets forth a true, correct and complete list of each designated
     ------
     series of preferred stock of Parent and the number of shares of each such series that are authorized, issued and outstanding. As of the date hereof:
     (A) 1,750,000 shares of Parent Common Stock are reserved for issuance under the Parent Stock Option Plan, of which options to purchase 900,000 shares are available for future grants, options to purchase 465,000 shares have been exercised, options to purchase 385,000 shares are exercisable and outstanding; (B) options to purchase an aggregate of 146,500 shares of Parent Common Stock are reserved for issuance under each of the Executive Stock Option Plans, all of which are exercisable; and (C) an aggregate of 710,000 shares have been reserved for issuance upon exercise of the other options, warrants and rights set forth in Schedule 3.7(b).
                                               ---------------

               (ii) All of the issued and outstanding shares of Capital Stock of Parent have been duly authorized and are validly issued, fully paid and non-assessable, and are free and clear of any Liens and other restrictions (including any restrictions on the right to vote, sell or otherwise dispose of such Capital Stock) created or imposed by Parent and of any preemptive or other similar rights to subscribe for or to purchase any such Capital Stock granted by Parent. Except as set forth in Schedule 3.7(b) (which
                                                      ---------------
     Schedule sets forth, with respect to each security, title, name of the holder, issue date, exercise price and expiration date), there are: (i) no outstanding Option Rights of Parent; (ii) no voting trusts or other agreements or undertakings with respect to the voting of the Capital Stock of Parent; (iii) no obligations or rights (whether fixed or contingent) on the part of Parent or any other Person to purchase, repurchase, redeem or "put" any outstanding shares of Capital Stock or Option Rights of Parent; and (iv) no agreements granting any Person any rights of first offer or first refusal, registration rights or "drag-along," "tag-along" or similar rights with respect to any transfer of any Capital Stock of Parent or Option Rights issued by Parent. All shares of Capital Stock of Parent and Option Rights of Parent that have been issued by Parent have been issued and offered in compliance with all applicable federal and state securities laws. Except as disclosed in Schedule 3.7(b), no additional shares of
                                   ---------------
     Capital Stock of Parent will become issuable to any Person pursuant to any "anti-dilution" provisions of any such issued and outstanding securities of the Company on account of the issuance of the Securities, the exercise of the Warrant or the application of the "anti-dilution" provisions contained in the Warrant.

          (c) The authorized capital stock of Overhill Ventures consists solely of 10,000 shares of capital stock, of which 1,000 shares are issued and outstanding as of the date hereof. The Company beneficially owns, directly or indirectly, all of the outstanding Capital Stock of Overhill Ventures. All of the outstanding shares of Capital Stock of Overhill Ventures have been duly authorized and are validly issued, fully paid and nonassessable, and are free and clear of any Liens and other restrictions (including any restrictions on the right to vote, sell or otherwise dispose of such Capital Stock) and of any preemptive or other similar rights to subscribe for or to purchase any such Capital Stock. There are: (i) no outstanding Option Rights of Overhill Ventures; (ii) no voting trusts or other agreements or undertakings with respect to the voting of the capital stock of Overhill Ventures; (iii) no obligations or rights (whether fixed or contingent) on the part of Overhill Ventures to purchase, repurchase, redeem or put any outstanding shares of its Capital Stock or Option Rights of Overhill Ventures; and (iv) no agreements granting any Person any rights of first offer or first refusal, registration rights or "drag-along," "tag-along" or similar rights with respect to any transfer of any Capital Stock of Overhill Ventures or Option Rights issued by Overhill Ventures. All of the shares of Capital Stock of Overhill Ventures and Option Rights of Overhill Ventures have been issued and offered in compliance with all applicable federal and state securities laws. No additional shares of Capital Stock of Overhill Ventures will become issuable to any Person pursuant to any "anti-dilution" provisions of any such issued and outstanding securities of the Company or of any Subsidiary on account of the issuance of the Securities, the exercise of the Warrant or the application of the "anti-dilution" provisions contained in the Warrant.

      3.8 Validity and Issuance of Warrant Shares.  The Warrant Shares have been
          ---------------------------------------
duly authorized and reserved and, when issued, delivered and paid for pursuant to the terms of the Warrant, will be duly and validly issued, fully paid and non-assessable.

      3.9 Corporate Separateness.
          ----------------------

          (a) Customary formalities regarding the corporate existence of the Company have at all times since its formation been, and such customary formalities will continue to be, observed.

          (b) The Company has at all times since its formation accurately maintained in all material respects, and will continue to accurately maintain, its financial statements, accounting records and other corporate documents separate from those of Parent and the other Subsidiaries of Parent and any other Person. The Company has not at any time since its formation commingled, and will not commingle, its assets with those of Parent or any other Subsidiary of Parent, any of its other Affiliates or any other Person. The Company has at all times since its formation accurately maintained in all material respects, and will continue to accurately maintain, its own bank accounts and separate books of account. Parent has not at any time, and will not, commingle any of its assets with those of the Company or any other entity.

          (c) The Company has at all times since its formation paid, and will continue to pay, its own liabilities from its own separate assets. Parent has at all times since its formation paid, and will continue to pay, its own liabilities from its own separate assets (it being understood that to the extent any funds in any material amount were previously loaned or advanced by the Company to Parent, such funds were properly recorded on the books of Parent as an asset of Parent and on the books of the Company as an intercompany receivable owing from Parent).

          (d) The Company has at all times since its formation identified itself, and will continue to identify itself, in all dealings with the public under its own corporate or trade names and as a separate and distinct entity. The Company has not at any time since its formation identified itself, and will not identify itself, as being a division or a part of Parent (other than as a Subsidiary of Parent) or of any other Person. Parent has not at any time identified the Company, and will not identify the Company, as being a division or part of Parent (other than as a Subsidiary of Parent) or any of other Person but only as a separate and distinct entity.

          (e) To the best knowledge of the Company and the Guarantors, the Company has at all times since its formation been adequately capitalized in light of the nature of its business. The Company will continue to be adequately capitalized in light of the nature of its business.

          (f) The Company has not at any time since its formation assumed or guaranteed any liabilities of Parent (or any predecessor entity) or any other Person. The Company has not at any time since its formation acquired any securities or other obligations of Parent (or any predecessor entity).

     3.10 Parent SEC Documents.
          --------------------

          (a)  Except as set forth on Schedule 3.10, Parent has timely filed
                                      -------------
with the Commission all Parent SEC Documents which were required to be filed by it with the Commission and AMEX since September 29, 1996. Schedule 3.10 sets
                                                          -------------
forth a true, complete and correct list of all Parent SEC Documents filed by the Company since September 29, 1996, and the respective dates they were filed.

          (b) Each Parent SEC Document previously filed by Parent complies with all applicable requirements of the Securities Act, the Exchange Act or the AMEX rules, as the case may be, and, when filed with the SEC, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent and its Subsidiaries included in each Parent SEC Document filed by Parent complied as to form, as of the dates of its filing with the Commission, with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the Commission) and fairly present the consolidated financial position of Parent and its subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments consistent with past practices and consistently applied).

          (c) All material information regarding the "Year 2000" issue is fully and adequately disclosed in the Parent SEC Documents with respect to Parent and its Subsidiaries.

     3.11 Financial Statements.
          --------------------

          (a) The Company has delivered to the Purchaser, and Purchaser hereby acknowledges receipt of, copies of (i) audited consolidated balance sheets of the Company and its Subsidiaries as of September 29, 1996, September 28, 1997 and September 27, 1998, and audited consolidated statements of operations, shareholders' equity and changes in financial position or cash flows for each of the three (3) years then ended, together with a report and a qualified opinion of Ernst & Young LLP, the Company's independent accountants, and (ii) unaudited financial statements of the Company and its Subsidiaries (the "Estimated FYE
                                                               -------------
1999 Financial Statements") consisting of a balance sheet as of September 26,
-------------------------
1999 and a statement of operations and cash flows for the twelve (12)-month period ended September 26, 1999 (the financial statements referred to in clauses
(i) and (ii) being collectively referred to as the "Financial Statements").  The
                                                    --------------------
Financial Statements (including, in each case, the related schedules and notes) fairly present the consolidated financial position of the Company and its Subsidiaries as of the respective dates of such balance sheets and the results of operations of the Company and its Subsidiaries for the respective periods covered by such statements of operations, shareholders' equity and changes in financial position or cash flows, as the case may be, and have been prepared in accordance with GAAP. Since September 27, 1998, there has not been any Material Adverse Change.

          (b) None of the Company, any Guarantor, any of their respective Subsidiaries or other Affiliates or any of their respective officers or directors (i) is contemplating the filing of a petition under the Bankruptcy Law or the liquidation of all or any major portion of its assets or properties or
(ii) is aware of any Person contemplating the filing of any petition against it under the Bankruptcy Law. Neither the Company nor any Guarantor is contemplating changing its business, as such business is being conducted on the date hereof.

          (c) The Company has furnished to the Purchaser a consolidated balance sheet of the Company and its Subsidiaries as of September 26, 1999, as adjusted to give pro forma effect to the consummation of the transactions contemplated by
        ---------
this Agreement and the Senior Credit Agreement (the "Closing Balance Sheet").
                                                     ---------------------
Schedule 3.11(c) sets forth true, correct and complete copies of the Closing
----------------
Balance Sheet, together with a list of the pro forma adjustments and the
                                           ---------
assumptions underlying the Closing Balance Sheet. The Closing Balance Sheet presents fully and fairly in all material respects the pro forma consolidated
                                                       --- -----
financial position of the

Company and its Subsidiaries as of September 26, 1999, and properly gives effect to the application of the pro forma adjustments described therein and
                          --- -----
contemplated herein. All assumptions underlying the Closing Balance Sheet were made in good faith and are reasonable under the circumstances.

     3.12 Existing Indebtedness; Existing Liens; Investments; Etc.
          -------------------------------------------------------

          (a)  Schedule 3.12 sets forth a true, correct and complete list, and
               -------------
describes, as of the date or dates indicated therein, as applicable:

               (i) all Indebtedness of the Company, Parent and their respective Subsidiaries on a consolidated and consolidating basis (collectively,"Existing Indebtedness") as of the end of their respective
                    ---------------------
     Fiscal Years ended in September 1999;

               (ii) all Liens as of the date hereof in respect of any property or assets of the Company and/or any Guarantor (collectively, "Existing
                                                                   --------
     Liens"), showing, as to each Lien, the name of the grantor and secured
     -----
     party, the Indebtedness secured thereby, the name of the debtor (if different from the grantor) and the assets or other property covered by such Lien;

               (iii) all Investments of the Company and the Guarantors as of the date hereof;

               (iv) all Contingent Obligations of the Company and the Guarantors existing as of the date hereof;

               (v) all UCC financing statements existing as of the date hereof naming the Company, Parent or any of their respective Subsidiaries as debtor; and

               (vi) a payables aging schedule for the Company and its Subsidiaries as of a recent practicable date.

          (b)  Except as set forth on Schedule 3.12, neither the Company nor any
                                      -------------
of its Subsidiaries has any Indebtedness, liabilities or other obligations as of the date hereof, whether accrued, absolute, contingent or otherwise, that are required to be reflected on a balance sheet prepared in accordance with GAAP and that are not reflected on the balance sheet of the Company included in the Estimated FYE 1999 Financial Statements.

          (c) Immediately following the Closing, neither the Company nor any of its Subsidiaries will have any Indebtedness, whether accrued, absolute, contingent or otherwise (whether individually or in the aggregate), except for
(i) Revolving Credit Loans (as such term defined in the Senior Credit Agreement) and (ii) Indebtedness under the Note. As of the Closing, Senior Availability will not be less than $1,750,000.

          (d) All Indebtedness and other amounts of Parent and its Subsidiaries issued under the Indenture dated as of July 5, 1994, among Parent and IBJ Schroder Bank & Trust Company (as amended, restated, supplemented or otherwise modified, the "Merrill Indenture") has been fully and indefeasibly paid in full.
               -----------------
The Merrill Indenture has been effectively terminated and is of no further force and effect.

     3.13 Absence of Certain Changes.  Except as set forth on Schedule 3.13(a)
          --------------------------                          ----------------
and, with respect to Parent only, previously disclosed in the Parent SEC Documents, since September 27, 1998, there has not been:

          (a) Any transaction outside of the ordinary course of business (i) involving the Company or Overhill Ventures or (ii) involving Parent which is in excess of $10,000 and has not been previously disclosed in the Parent SEC Documents;

          (b) Any declaration, setting aside or payment of any dividend or other distribution or payment (whether in cash, stock or property) with respect to the Capital Stock of the Company or Parent, or any redemption, purchase or other acquisition of securities of the Company or Parent (including, without limitation, the repurchase of the LHF Warrant), or any payment to any stockholder of the Company or to Parent not in its capacity as a stockholder;

          (c) Any damage, destruction or loss, whether or not covered by insurance, to any material assets or properties of the Company;

          (d) Any material adverse change in the assets, liabilities, condition (financial or otherwise), operations or prospects of the Company or any Guarantor;

          (e) Any loan or advance made by the Company or Overhill Ventures to any Person (including, without limitation, Parent or any other Affiliate of the Company), except travel advances or other reasonable business expense advances made in the ordinary course of business to any employee of the Company;

          (f) Any Indebtedness for borrowed money incurred by the Company or Parent or any commitment to incur Indebtedness for borrowed money entered into by the Company or any Guarantor (except as contemplated by this Agreement);

          (g) Any capital expenditures or commitments to make capital expenditures materially in excess of the amount reflected in the final budgets for the Fiscal Years ended September 26, 1999 and ending October 1, 2000, a copy of which final budget for the Fiscal Year ending October 1, 2000 is attached as
Schedule 3.13(g);
----------------

          (h) Any indemnity or other claims made by or against the Company, Parent or any of their respective Subsidiaries with respect to or in connection with any acquisition or sale or other disposition, whether direct or indirect, of the Capital Stock or assets of any other Person;

          (i) Any amendment or other modification to the charter or bylaws of Parent, the Company or any of their respective Subsidiaries;

          (j) The formation of any Subsidiary of the Company or Parent (other than the formation of Overhill Ventures by the Company);

          (k) Any waiver by the Company or Parent of a valuable right or of material Indebtedness owed to it;

          (l) Any payment, satisfaction, discharge or cancellation of any debts or claims of the Company or Parent other than in the ordinary course of business consistent with past practices;

          (m) Any amendment, modification or termination of any Material Contract or any material agreement to which the Company or any Guarantor is a party or by which the Company or Parent or any of their assets or properties may be bound or subject or of any employment or consulting agreement;

          (n) Any change in the Contingent Obligations of the Company or Parent, by way of guarantees or otherwise;

          (o) Any mortgage, pledge or subject to Lien of any of the assets or properties of the Company or Parent, or any assumption of, or taking any assets or properties subject to, any liability;

          (p) Any resignation or termination of the employment of any director, officer or management employee of the Company or Parent;

          (q) Any Investment by the Company or any Guarantor in the Capital Stock of any Person (other than the Investment by the Company in the Capital Stock of Overhill Ventures);

          (r) Any payment of management or other fees by the Company to Parent or any other Affiliate of the Company;

          (s) Any offer, issuance or sale of any shares of Capital Stock or Option Rights of the Company or of any Guarantor;

          (t) Any alteration or change in the Company's credit guidelines and policies, charge-off policies or accounting methods, quality control procedures or policies or manner of preparing its financial statements or maintaining its books of account;

          (u) any increase in, or commitment to increase, the salaries, wages, bonuses or other compensation payable or to become payable to any officer or other employee of the Company, other than (i) increases in salaries and wages in the ordinary course of business consistent with past practices and not in excess of fifteen percent (15.0%) for any one officer or other employee or (ii) bonuses payable by the Company to its employees with respect to the 1999 Fiscal Year in the aggregate amount of $135,000;

          (v) Any adoption by the Company or Parent of any new Benefit Plan or amendment to any Benefit Plan to provide any new or additional plans, programs, contracts, benefits or arrangements involving direct or indirect compensation to any officer, director, employee, former employee, or their dependents or beneficiaries, of the Company or Parent;

          (w) Any settlement of any litigation, entry of a consent decree or entry of any judgment against the Company or any Guarantor with a value of $10,000 or more;

          (x) Any revaluation by the Company of any of its assets, including without limitation, any write-offs, increases in any reserves except in the ordinary course of business consistent with past practice or any write-up or write-down of the value of inventory, property, plant, equipment or any other asset; or

          (y) The occurrence of any other event or the development of any other condition which has had or could have a Material Adverse Effect.

     3.14 Material Contracts.
          ------------------

          (a)  Schedule 3.14 sets forth a true, correct and complete list of all
               -------------
contracts, commitments, licenses, agreements, obligations or arrangements, whether oral or written, formal or informal, to which the Company or any Guarantor is a party (or intend to become a party) or to which any of its assets or properties is bound:

               (i) under which the Company or any Guarantor is indemnified for or against any liability in excess of $250,000 or under which the Company or any Guarantor is or could be obligated to indemnify any Person in excess of $100,000;

               (ii) under which the Company or any Guarantor leases personal property from or to third parties;

               (iii) for the purchase or sale of products or other personal property or for the furnishing or receipt of services by the Company or any Guarantor (A) which calls for performance over a period of more than one
     (1) year, (B) which involves payments of more than the $50,000 in the aggregate or (C) in which the Company or any Guarantor has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from any Person;

               (iv) (A) granting representation, marketing or distribution rights or (B) relating to Intellectual Property;

               (v) regarding the financing of its business or any part of its business or operations;

               (vi) establishing any partnership, joint venture or strategic alliance;

               (vii) under which the Company or any Guarantor has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness (including, without limitation, Capital Lease Obligations) or under which there is imposed (or may be imposed) a security interest on any of its assets, tangible or intangible;

               (viii) concerning any confidentiality obligations entered into outside of the ordinary course of business or any covenants or agreements restricting it from carrying on any business or from competing in any line of business or with any Person;

               (ix) with officers, directors, employees, consultants or independent contractors of the Company or any Guarantor;

               (x) resulting in the creation of any Lien (including any lease notifications);

               (xi) involving any Affiliates of the Company or any Guarantor (other than contracts, commitments, licenses, agreements, obligations or arrangements involving Texas Timberjack or any of their respective Subsidiaries, on the one hand, and any Person who is not an Affiliate of the Company, on the other hand);

               (xii) under which the consequences of a default or termination could have a Material Adverse Effect on the Company or any Guarantor, whether individually or in the aggregate;

               (xiii) under which the Company or any Guarantor will (A) receive aggregate payments from customers, (B) make aggregate payments to vendors or other suppliers or (C) make or receive aggregate payments to or from any other Persons, in each case in excess of $500,000 per annum; and

               (xiv) not entered into in the ordinary course of business and described in response to any of the foregoing clauses.

          All of the contracts, commitments, licenses, agreements, obligations or arrangements described in clauses (i) through (xiv) above, together with the real property leases and other interests described in Section 3.25, whether
                                                      ------------
entered into prior to, on or after the Closing Date, are collectively referred to herein as the "Material Contracts." Prior to the date hereof, the Company
                  ------------------
has provided a true, correct and complete copy of each of the written Material Contracts, and a written summary of each of the oral Material Contracts, including all amendments, supplements or other modifications thereto.

          (b) Each Material Contract existing as of the date hereof is (i) a legal, valid and binding obligation of the Company and/or any Guarantor, as the case may be, on the one hand, enforceable against it or them in accordance with its terms (assuming the enforceability of such Material Contract against the other parties thereto), (ii) to the best knowledge of the Company and the Guarantors, a legal, valid and binding obligation of the other parties thereto, enforceable against such other parties in accordance with its terms (assuming the enforceability of such Material Contract against the Company and/or any Guarantor party thereto) and (iii) in full force and effect. The Company and/or any Guarantor, on the one hand, and, to the best knowledge of the Company and the Guarantors, all other parties to the existing Material Contracts, on the other hand, are in substantial compliance with the terms thereof, and no default or event of default by the Company and/or any Guarantor, as the case may be, or, to the best knowledge of the Company and the Guarantors, any other party thereto exists thereunder.

          (c) Neither the Company nor any of its Subsidiaries is a party to any contract, commitment, license, agreement, obligation or arrangement that restricts it from carrying on its business or any part thereof, or from competing in any line of business or with any Person.

     3.15 [Intentionally Omitted].
           ---------------------

     3.16 Accounts Receivable.  All accounts receivable of the Company and its
          -------------------
Subsidiaries (a) to the best knowledge of the Company and the Guarantors, are legal, valid and binding obligations of the Persons shown on the books of the Company or such Subsidiary as the respective account debtors with respect thereto, (b) arose out of bona fide sales actually made or services actually performed on or prior to such date in the ordinary course of business, (c) are not subject to any discount, rebate, offset, return privilege or claim outside of the ordinary course of business (and are reflected in the reserves established on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP) and (d) to the best knowledge of the Company and the Guarantors, are valid and collectible in the ordinary course of business. To the best knowledge of the Company and the Guarantors, no customer has indicated an unwillingness or an inability to pay any amount included in the accounts receivables of the Company or any of its Subsidiaries.

     3.17 Labor Relations.  Each of the Company and the Guarantors is in full
          ---------------
compliance with the Fair Labor Standards Act (29 U.S.C. (S)201 et seq.), all
                                                               ------
state wage and hour laws and all worker's compensation laws and is not engaged in any unfair labor practice which has had or could have a Material Adverse Effect. Except as disclosed on Schedule 3.17:
                                -------------

          (a) There is no labor strike, slowdown, work stoppage or charge of unfair labor practice, and there are no material labor disputes, grievances, complaints or arbitration proceedings, pending or affecting the Company, Parent or any of their respective Subsidiaries nor, to the best knowledge of the Company and the Guarantors, is there any basis therefor or threat thereof;

          (b) None of the Company or any Guarantor is bound by or subject to any written or oral, express or implied, contract, commitment or arrangement with any labor union or other employee organization, and no labor union or other employee organization has requested or sought to represent any of the employees, representatives or agents of the Company or any such Subsidiaries;

          (c) Neither the Company nor any Guarantor is aware of any labor union or other employee organization activity involving the employees of the Company or any of its Subsidiaries, or of any officer or key employee, or any group of officers or key employees, that intends to terminate his or her employment with the Company or any such Subsidiaries;

          (d) To the best knowledge of the Company and the Guarantors, there are no petitions pending before the National Labor Relations Board in connection with any pending claim for union representation; and

          (e) To the best knowledge of the Company and the Guarantors, there is no fact or circumstance which could, with the passage of time or otherwise, cause this representation and warranty to be no longer true and correct.

     3.18 Employee Benefit Plans; ERISA.  For purposes of Sections 3.18(a)
          -----------------------------                   ----------------
through (j), the term "Company" shall include any Person (including, without
        ---
limitation, Parent) that is or would be aggregated with the Company under
Section 414(b), (c), (m), or (o) of the Code.  However, this Section 3.18 will
                                                             ------------
not apply to a "Multiemployer Plan" (as defined in Section 4001(a)(3) of ERISA), except as expressly referred to herein.

          (a)  Schedule 3.18 sets forth a true, correct and complete list of:
               -------------

               (i) Each individual employment, termination, or severance agreement since September 28, 1999, between the Company or any Guarantor, on the one hand, and each employee whose annual compensation is or was at a base rate equal to or exceeding $100,000, on the other hand;

               (ii) All employee benefit plans, as defined in ERISA Section 3(3); and

               (iii) All other profit-sharing, bonus, stock option, stock purchase, stock bonus, restricted stock, stock appreciation right, phantom stock, vacation pay, holiday pay, tuition reimbursement, scholarship, severance, dependent care assistance, excess benefit, incentive compensation, salary continuation, supplemental retirement, employee loan or loan guarantee program, split dollar, cafeteria plan and other compensation arrangements;

in each case maintained or contributed to by the Company or any Guarantor for the benefit of its or their employees (or former employees) and/or their beneficiaries. All of these types of arrangements shall be collectively referred to as "Benefit Plans." An arrangement will not fail to be a Benefit
                -------------
Plan simply because it only covers one individual, or because the Company's or any Guarantor's obligations under the plan arise by reason of its being a "successor employer" under Applicable Laws. Furthermore, a Voluntary Employees' Beneficiary Association under Section 501(c)(9) of the Code will be considered a Benefit Plan for this purpose.

          (b) The Company has delivered to Buyer a true and complete copy of the following documents, to the extent that they are applicable:

               (i)   Each Benefit Plan and any related funding agreements (e.g.,
                                                                           ----
     trust agreements or insurance contracts), including all amendments (and
     Schedule 3.18 includes a description of any such amendment that is not in
     -------------
     writing);

               (ii) The current draft of the Summary Plan Description and all subsequent Summaries of Material Modifications of each Benefit Plan;

               (iii) The most recent Internal Revenue Service determination letter for each Benefit Plan that is intended to qualify for favorable income tax treatment under Section 401(a) or 501(c)(9) of the Code, which determination letter reflects all amendments that have been made to the plan (except as set forth in Schedule 3.18); and
                                  -------------

               (iv) The two (2) most recent Form 5500s (including all applicable Schedules and the opinions of the independent accountants) that were filed on behalf of the Benefit Plan.

          (c) All costs of administering and contributions required to be made to each Benefit Plan under the terms of that Benefit Plan, ERISA, the Code, or any other applicable law have been timely made, and are fully deductible in the year for which they were paid. All other amounts that should be accrued to date as liabilities of the Company or Parent under or with respect to each Benefit Plan (including administrative expenses and incurred but not reported claims) for the current plan year of the plan have been recorded on the books of the Company and Parent. There will be no liability of the Company or Parent (i) with respect to any Benefit Plan that has previously been terminated or (ii) under any insurance policy or similar arrangement procured in connection with any Benefit Plan in the nature of a retroactive rate adjustment, loss sharing arrangement, or other liability arising wholly or partially out of events occurring before the Closing.

          (d) Each Benefit Plan at all times has been operated in accordance with its terms, and complies currently, and has complied in the past, both in form and in operation, with all Applicable Laws, including ERISA and the Code. The Internal Revenue Service has issued a favorable determination letter with respect to each Benefit Plan that is intended to qualify under Section 401(a) or 501(c)(9) of the Code, and no event has occurred (either before or after the date of the letter) that would disqualify the plan.

          (e) None of the Company or any Guarantor maintains any plan that provides (or will provide) medical or death benefits to one or more former employees or independent contractors (including retirees), other than benefits that are required to be provided under COBRA and any state law continuation coverage or conversion rights. Each of the Company and Parent have complied in all material respects with the continuation coverage requirements of COBRA.

          (f) None of the Company or any Guarantor maintains any plan (including any Multiemployer Plan) that is subject to Section 412 of the Code.

          (g) There are no investigations, proceedings, lawsuits or claims pending or, to the best knowledge of the Company and the Guarantors, threatened relating to any Benefit Plan.

          (h) None of the Company or any Guarantor has any intention or commitment, whether legally binding or not, to create any additional Benefit Plan, or to modify any existing Benefit Plan so as to increase benefits to participants or the cost of maintaining the plan. The benefits under all Benefit Plans are as represented, and have not been, and will not be increased subsequent to the date documents are provided to the Purchaser. No statement, either oral or written, has been made by the Company (or any agent of the Company) to any Person regarding any Benefit Plan that is not in accordance with the Plan that could have adverse economic consequences to the Purchaser.

          (i) None of the persons performing services for the Company have been improperly classified as being independent contractors, leased employees, or as being exempt from the payment of wages for overtime.

          (j) None of the Benefit Plans provide any benefits that (i) become payable or become vested solely as a result of the consummation of this transaction or (ii) would result in excess parachute payments (within the meaning of Section 280G of the Code), either (A) solely as a result of the consummation of this transaction or (B) as a result of the consummation of this transaction and any actions taken by the Purchaser after the Closing Date. Furthermore, the consummation of this transaction will not require the funding (whether formal or informal) of the benefits under any Benefit Plan (e.g.,
                                                                     ----
contributions to a "rabbi trust").

     3.19 Taxes.
          -----

          (a) The Company, Parent and each of their respective Subsidiaries have filed within the required time periods (after giving effect to any permitted extensions) all federal, state and other Tax returns required to have been filed by it or them and has paid all Taxes which were due and payable prior to the date hereof, other than Taxes that are being contested in good faith and for which reserves have been properly established on the Closing Balance Sheet.

          (b) The Company, Parent and each of their respective Subsidiaries have withheld and paid all Taxes required to be withheld and paid by it or them in connection with amounts paid or owing to any employee, creditor, shareholder or other third party.

          (c)  Except as set forth in Schedule 3.19, (i) none of the Company,
                                      -------------
Parent or any of their respective Subsidiaries has been advised that any Tax returns have been or are being audited by any Governmental Authority, (ii) there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any Taxes or deficiency against the Company, Parent or any of their respective Subsidiaries, (iii) there are no actions, suits, proceedings or claims now pending by or against the Company, Parent or any of their respective Subsidiaries in respect of any Taxes or assessments, and (iv) there is no pending or, to the best knowledge of the Company and the Guarantors, threatened audit or investigation of the Company, Parent or any of their respective Subsidiaries by any Governmental Authority relating to any Taxes or assessments, or any claims for additional taxes or assessments asserted by any Governmental Authority.

          (d) Except as provided in clause (iii) of the definition of Permitted Affiliate Transactions and as may be required or permitted under the Code with respect to the filing of consolidated Tax returns, none of the Company, Parent or any of their respective Subsidiaries is a party to or bound by any tax sharing, tax indemnity or tax allocation agreement or other similar arrangement.

     3.20 Litigation.  Schedule 3.20 sets forth a true, complete and correct
          ----------   -------------
list of all actions, suits, arbitration proceedings, investigations, inquiries or other proceedings, whether governmental or non-governmental, before any Governmental Authority pending or threatened on the date hereof, or at any time during the past three (3) years, against, relating to or affecting the Company, Parent or any of their respective Subsidiaries, or any officer, director or employee thereof in his or her capacity as such, or any of its or their respective assets, properties or businesses. Such Schedule sets forth, as to each matter identified therein, the names of the parties thereto, the forum for such matter, a summary of the details of the matter, the settlement or other disposition of the matter (including the monetary value of such settlement or other disposition) or, if such matter is still pending, a statement to that effect; provided, however, that such Schedule need only include a summary of the
        --------  -------
current status of any such actions, suits, arbitration proceedings, investigations, inquiries or other proceedings pending or threatened against Parent only to the extent that such matter has been previously disclosed in the Parent SEC Documents. Except as set forth on Schedule 3.20:
                                             -------------

          (a) There is not in effect any order, judgment, decree, injunction or ruling of any Governmental Authority against, relating to or affecting the Company, Parent or any of their respective Subsidiaries, or any officer, director or employee thereof in his or her capacity as such, enjoining, barring, suspending, prohibiting or otherwise limiting the same from conducting or engaging in any aspect of the Company's or Parent's business, or requiring the Company, Parent, any such Subsidiary or any such officer, director or employee to take certain action with respect to any aspect of the Company's business;

          (b) None of the Company, Parent or any of their respective Subsidiaries is in default under any order, judgment, decree, injunction or ruling of any Governmental Authority, or is subject to or a party to any order, judgment, decree or ruling arising out of any action, suit or proceeding under any Applicable Laws, respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters; and

          (c) There is no action, suit, arbitration or other proceeding, investigation or inquiry pending or threatened before any Governmental Authority which questions the validity of this Agreement, the Note, the Warrant or any other Investment Document or any actions taken or to be taken pursuant hereto or thereto, or which could, individually or in the aggregate, have a Material Adverse Effect.

          (d) The Company has furnished true, correct and complete copies of all Compliance Reports issued by any Governmental Authority since January 1, 1997.

     3.21 Transactions with Affiliates
          ----------------------------

          (a) Except for the inter-company account receivable described in clause (ii) of the definition of Permitted Affiliate Transaction, there is no Indebtedness owing by the

Company or any of its Subsidiaries to Parent or any other Affiliate of the Company and its Subsidiaries, or by Parent or any other Affiliate of the Company and its Subsidiaries to the Company or any of its Subsidiaries.

          (b)  Except as set forth on Schedule 3.21, immediately following the
                                      -------------
Closing Date:

               (i) none of the Company, Parent or any of their respective Subsidiaries (other than Texas Timberjack) will be indebted, directly or indirectly, to any of its own officers, directors or employees, or any members of the Immediate Families of such officers, directors or employees, except for compensation payable to its own officers, directors or employees and reasonable travel expenses accrued in the ordinary course of business;

               (ii) none of the Company, Parent or any of their respective Subsidiaries will be indebted, directly or indirectly, to any officer, director or employee of any of its Affiliates, or any members of the Immediate Families of such officers, directors or employees; and

               (iii) none of the officers or directors of the Company, any Guarantor or any of their respective Subsidiaries, or any members of the Immediate Families of such officers or directors, will (A) be indebted to the Company or any Guarantor in any amount whatsoever or (B) to the best knowledge of the Company and the Guarantors, have any direct or indirect ownership interests in any Person which, directly or indirectly, competes with the Company or any Guarantor.

          (c) Other than as contemplated by this Agreement, no Executive Officer, director or direct shareholder of the Company or any of its Subsidiaries, or any member of his or her Immediate Families, has any direct or indirect interest in any contract, commitment, license, agreement, obligation or arrangement to which the Company, any Guarantor or any of their respective Subsidiaries is a party. No Executive Officer, director or, to the best knowledge of the Company and the Guarantors, shareholder of Parent, or any member of his or her Immediate Families, has any direct or indirect interest in any contract, commitment, license, agreement, obligation or arrangement to which the Company, any Guarantor or any of their respective Subsidiaries is a party.

          (d) None of the Company, Parent or any of their respective Subsidiaries is a party to any agreement relating to the voting or disposition of the Capital Stock of the Company, Parent or any of their respective Subsidiaries other than, with respect to the Company, the LHF Voting Rights Agreement which shall be terminated prior to or simultaneously with the Closing.

          (e)  Except as set forth in Schedule 3.21 or as previously disclosed
                                      -------------
in the Parent SEC Documents filed with the Commission, since January 1, 1996, no shareholder, employee, officer, director or Affiliate of the Company or any Guarantor, and no member of the Immediate Family of any such Person, has engaged in any transaction or commercial relationship with the Company or any Guarantor, other than the payment of compensation to its own officers and employees and reasonable travel expenses accrued in the ordinary course of business.

          (f)  Except as set forth in Schedule 3.21, none of the Company, Parent
                                      -------------
or any of their respective Subsidiaries (other than Texas Timberjack) has loaned or advanced funds to any of its Affiliates, officers, directors, employees or shareholders or to any member of the Immediate Families of any of the foregoing, except for travel advances to its own employees made in the ordinary course of business.

     3.22 Investment Company Act; Margin Stock. Neither the Company, Parent nor
          ------------------------------------
any of their respective Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and neither the Company nor any of its Subsidiaries is controlled by such a company. Neither the Company, Parent nor any of their respective Subsidiaries is engaged in extending credit for the purposes of purchasing or carrying Margin Stock. None of the Company, Parent or any of their respective Subsidiaries (other than Texas Timberjack) has any Margin Stock, as determined in accordance with the Margin Regulations.

     3.23 Compliance with Laws; Licenses and Permits.  The Company, Parent and
          ------------------------------------------
each of their respective Subsidiaries are in compliance with all Applicable Laws (including, without limitation, the rules and regulations of the FDA and the
USDA).  Schedule 3.23 sets forth a true, correct and complete list of all
        -------------
Licenses and Permits held by the Company and its Subsidiaries in connection with the ownership of their assets or the conduct of their businesses (which Schedules shall set forth, with respect to each License or Permit, its name, the issuing Person, the date it was issued and the date of expiration), and such Licenses and Permits constitute all of the Licenses and Permits required under Applicable Laws to own their respective assets or conduct their respective businesses as now conducted and as proposed to be conducted. All of Licenses and Permits are validly issued and in full force and effect, and the Company and its Subsidiaries have fulfilled and performed all of their obligations with respect thereto and have full power and authority to operate thereunder.

     3.24 Title to Property; Liens.  The Company, Parent and each of their
          ------------------------
respective Subsidiaries (other than, with respect to Parent, Texas Timberjack) have good and marketable title to their respective real properties (or valid leasehold interests in real property) and good and merchantable title to their other respective properties, and none of such properties is subject to any Liens except for Liens in favor of the Senior Lender and the Purchaser and Permitted Liens. The Company, Parent and each of their respective Subsidiaries enjoys quiet possession under all leases to which they are parties as lessees, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee or any unusual or burdensome provision adversely affecting the current and proposed operations of the Company, Parent or their respective Subsidiaries.

     3.25 Real Property.
          -------------

          (a)  The Company owns no fee interest in any real property.

          (b)  Schedule 3.25 sets forth a true, correct and complete list of all
               -------------
real property leases, subleases or licenses pursuant to which the Company or any of its Subsidiaries is a lessor, lessee, sublessor, sublessee, licensor or licensee of real property, in each case as amended through the date hereof, which list includes the street address, the identity of the lessors, lessees, sublessors, sublessees, licensors or licensees, the term thereof (referencing applicable extension or renewal periods), the rent payment terms and the current use). The Company has delivered to the Purchaser true, correct and complete copies of each such lease, sublease or license. The Purchaser hereby acknowledges receipt of each lease, sublease or license listed on such Schedule. The real property interests described or listed on Schedule 3.25 constitutes all
                                                   -------------
of the leasehold interests in real property leased or otherwise held for use by the Company and its Subsidiaries. With respect to each such lease, sublease and license, except as set forth on Schedule 3.25:
                                -------------

               (i) such lease, sublease and license is legal, valid, binding and enforceable against the parties thereto and is in full force and effect;

               (ii) no party thereto is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (iii) there are no disputes, oral agreements or forbearance programs in effect as to any such lease, sublease or license; and

               (iv) neither the Company nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest therein.

          (c) No Consent of any party to any lease, sublease or license is required in connection with the consummation of the transactions contemplated by this Agreement, the Note, the Warrant or the other Investment Documents, including, without limitation, the issuance and sale of the Securities, and the exercise of any remedies under any of the Collateral Documents, and no such event shall be prohibited by, or shall constitute a default under, any such lease, sublease or license.

          (d) All parking lots located on any real property subject thereto are in compliance with Applicable Laws, including, without limitation, zoning requirements, and are adequate for the employees and business operations of the Company.

     3.26 Environmental Matters.  Except as set forth in Schedule 3.26:
          ---------------------                          -------------

          (a) Each Environmental Person and each Site is in compliance with all, and no Environmental Person has any liability under, any Environmental Laws.

          (b) No Release has occurred at any Site, and there are no present or past Environmental Conditions in any way relating to any Environmental Person, any Site or the business or operations of any Environmental Person.

          (c) The Company has delivered to the Purchaser true, correct and complete copies of all environmental site assessments, audits, studies or reports relating to any Environmental Condition or relating to the business, condition or operations of all Environmental Persons.

          (d) No Environmental Person is a "potentially responsible party" within the meaning of CERCLA with respect to any federal, state, local or foreign environmental clean-up site or with respect to investigations or corrective actions under any Environmental Laws.

          (e) No Environmental Person has received notice of any alleged, actual or potential responsibility, inquiry, investigation or administrative or judicial proceeding regarding (i) any Release by any Environmental Person at any Site or other location or (ii) any violation of or non-compliance by any Environmental Person with the conditions of any License or Permit required under any Environmental Laws or the provisions of any Environmental Laws. No Environmental Person has received notice of any other claim, demand or action by any Person alleging any actual or threatened injury or damage to any Person, property, natural resources or the environment arising from or relating to any Release, transportation or disposal of any Hazardous Materials.

          (f) Each Environmental Person has furnished all notices and warnings, made all reports and has kept and maintained all records required by, and in compliance with, all Environmental Laws, including, without limitation, any notices and Consents required under any Environmental Laws in connection with the consummation of the transactions contemplated by the Investment Documents.

     3.27 Intellectual Property.
          ---------------------

          (a)  Except as set forth on Schedule 3.27, the Company and each of
                                       -------------
its Subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use, all

Intellectual Property that is used in the conduct of its business as currently conducted and as proposed to be conducted. Schedule 3.27 lists (i) all
                                                     -------------
patents, patent applications, trademarks, servicemarks, trademark and servicemark applications, copyrights and trade names owned or held by the Company or any of its Subsidiaries and used in the conduct of its or their businesses, including the jurisdictions in which each such Intellectual Property right has been issued or registered or in which any such application for such issuance or registration has been filed; (ii) all material written licenses, sublicenses and other agreements to which the Company or any of its Subsidiaries is a party and pursuant to which any Person (other than employees of the Company in the course of their employment) is authorized to use any such Intellectual Property rights; and (iii) all material written licenses, sublicenses and other agreements to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any third party patents, trademarks or copyrights, including computer software ("Third Party Intellectual Property Rights") which are used in the businesses of
  ----------------------------------------
the Company or the Subsidiaries or which form a part of any product or service of the Company or its Subsidiaries, all of which are in full force and effect. The Company has delivered to the Purchaser correct and complete copies of all such patents, registrations, applications, licenses and agreements and related documentation, all as amended to date. Neither the Company, Parent nor any of their respective Subsidiaries has agreed to indemnify any Person for or against any infringement, misappropriation or other conflict with respect to any item of Intellectual Property that the Company owns or uses. Except as set forth on
Schedule 3.27, neither the Company nor any of its Subsidiaries is a party to any
-------------
oral license, sublicense or agreement which, if reduced to written form, would be required to be listed in Schedule 3.27 under the terms of this Section 3.27.
                            -------------                         ------------

          (b) Neither the Company nor any of its Subsidiaries will be, as a result of the execution and delivery of this Agreement or the performance of the Company's obligations under this Agreement, in breach of any license, sublicense or other agreement relating to its Intellectual Property or Third Party Intellectual Property Rights.

          (c) Neither the Company, Parent nor any of their respective Subsidiaries has been named in any suit, action or other proceeding which involves a claim of infringement of any Intellectual Property rights of any third party. The performance of the services offered by the Company and its Subsidiaries do not infringe on any Intellectual Property rights of any other Person, and to the best knowledge of the Company and the Guarantors, the Intellectual Property rights of the Company and its Subsidiaries are not being infringed by activities, products or services of any third party.

     3.28  Nature of Business.  The Company is not engaged in any business other
           ------------------
than the manufacture, distribution and sale of frozen food products and any activities ancillary or related thereto.

     3.29 Powers of Attorney.  There are no outstanding powers of attorney
          ------------------
executed by or on behalf of the Company or any of its Subsidiaries.

     3.30 Listing of Parent Common Stock.  The shares of Parent Common Stock are
          ------------------------------
listed for trading solely on AMEX. No Capital Stock of the Company or Overhill Ventures is listed on any securities exchange or on Nasdaq.

     3.31 Insurance.  Schedule 3.31 sets forth a true and complete list of all
          ---------   -------------
liability and other insurance policies insuring the Company and its Subsidiaries against losses arising out of or related to the businesses of the Company and its Subsidiaries (which list accurately describes the coverage carried and the expiration dates of such policies). The Company and each of its Subsidiaries is covered by insurance in scope and amount customary and reasonable for the businesses in which it is engaged and will be so covered after consummation of the transactions contemplated hereby. The insurance policies listed on Schedule
                                                                        --------
3.31 constitute insurance protection against all liability, claims and risks
----
occurring in the ordinary course of business customarily included within comprehensive liability coverage and at amounts and levels customarily maintained for a business of this type. Schedule 3.31 also sets forth all
                                         -------------
claims made by the Company or any of its Subsidiaries under such policies during the past three (3) years. All such policies are in full force and effect.

     3.32 Customers.  Schedule 3.32 lists the names and addresses of the ten
          ---------   -------------
(10) most significant customers (by revenue) of the Company during each of the Fiscal Years ended September 28, 1997 and September 27, 1998, and the twelve
(12) month period ended September 26, 1999, and the amount of revenues accounted for by each such customer during each such period. No customer of the Company accounts for more than twenty-five percent (25.0%) of the total revenues of the Company in the twelve (12) month period ended September 26, 1999. The Company has not received any notice, nor has the Company any reason to believe, that any significant customer of the Company has ceased, or will cease, to use the products or services of the Company, or has reduced, or will reduce, the use of such products or services at any time.

     3.33 Suppliers.  Schedule 3.33 lists the ten (10) largest suppliers of any
          ---------   -------------
products or services to the Company during the twelve (12) month period ended September 26, 1999, and the amount of purchases made by the Company from each during such period. No material purchase order or commitment of the Company is in excess of normal requirements, nor are prices provided therein in excess of current market prices for the products or services to be provided thereunder.

     3.34 Business Relationships.  There exists no actual or threatened
          ----------------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between the Company or any Guarantor, on the one hand, and any customer or group of customers whose purchases, individually or in the aggregate, are material to the business of the

Company or such Guarantor, as the case may be, or with any material suppliers, on the other hand, and there exists no present condition or state of facts or circumstances which could materially and adversely affect the Company or any Guarantor or prevent the Company or Parent from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has been heretofore been conducted.

     3.35 Personal Property Leases.  Schedule 3.35 sets forth a true and
          ------------------------   -------------
complete list and description of all agreements (or group of related agreements) for the lease of personal property, including the name of the lessor, the type of lease (whether operating, capital or otherwise), a description of the property and the monthly rental payments due. Neither the Company nor its Subsidiaries has breached any agreement pertaining to, is in default with respect to, or is overdue in payment of, any amounts owing under any lease agreement disclosed on Schedule 3.35. No such lease agreement contains any
                       -------------
provisions which restrict or prohibit (a) the issuance or sale of the Securities as contemplated herein, (b) any other financings by the Company or any Subsidiaries, including, without limitation, any public or private debt or equity financings or (c) other than ordinary restrictions on assignment, any merger, sale of assets or other event which could cause a Change in Control.

     3.36 Employment Agreements.  Schedule 3.36 sets forth a true, correct and
          ---------------------   -------------
complete list of all employment, agency, independent contractor and sales representative agreements, golden parachute agreements and employee-related non-competition and non-solicitation agreements to which the Company or any of its Subsidiaries is a party. The Company has previously delivered true, correct and complete copies of all such agreements, including all amendments thereto. Each such agreement is in writing, is a valid and binding agreement enforceable against the respective parties thereto in accordance with its terms, and no party to any such agreement is in breach of, or in default with respect to, any of its obligations thereunder, nor is the Company or any of its Subsidiaries aware of any facts or circumstances which might give rise to any breach or default thereunder.

     3.37 Solvency.  Each of the Company, the Guarantors and their respective
          --------
Subsidiaries is, and immediately following the consummation of the transactions contemplated by this Agreement each of the Company, the Guarantors and their respective Subsidiaries will be, Solvent. None of the Company, any Guarantor or any of their respective Subsidiaries will, by virtue of the consummation of the transactions contemplated hereby and by the other Investment Documents, incur debts that will be beyond its ability to pay as they mature. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement and the other Investment Documents with the intent to hinder, delay or defraud either present or future creditors of the Company, any Guarantors or any of their respective Subsidiaries.

     3.38 Use of Proceeds.  The proceeds to be received by the Company from the
          ---------------
issuance and sale of the Securities shall be used solely for the purposes set forth in Schedule 3.38 and applied in accordance with the uses described
         -------------
therein.

     3.39 Public Utility Holding Company Act.  Neither the Company, Parent nor
          ----------------------------------
any of their respective Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     3.40 Depository and Other Accounts.  Schedule 3.40 sets forth a true and
          -----------------------------   -------------
complete list of all banks and other financial institutions and depositories at which the Company and its Subsidiaries maintains (or has caused to be maintained) or will maintain deposit accounts, spread accounts, yield supplement reserve accounts, operating accounts, trust accounts, trust receivable accounts or other accounts of any kind or nature into which funds of the Company (including funds in which the Company maintains a contingent or residual interest) or any such Subsidiary are deposited from time to time. Such Schedule
                                                                        --------
3.40 correctly identifies the name and address of each depository, the name in
----
which each account is held, the purpose of the account, the account number, the contact person at such depository and his or her telephone number. The Company will notify the Purchaser and supplement Schedule 3.40 as new accounts are
                                         -------------
established within two (2) Business Days thereof.

     3.41 Books and Records.  The minute books and similar records of the
          -----------------
Company, the Guarantors and their respective Subsidiaries (other than, with respect to Parent, Texas Timberjack) contain true and complete records of all actions taken at any meetings of the Company's, the Guarantor's or such Subsidiary's shareholders, Board of Directors or any committees thereof, as the case may be, and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company, the Guarantors and their respective Subsidiaries (other than Texas Timberjack) accurately reflect in all respects the assets, liabilities, business, financial condition and results of operations of the Company, the Guarantors or their Subsidiaries (other than Texas Timberjack), as the case may be, and have been maintained in accordance with good business, accounting and bookkeeping practices.

     3.42 Burdensome Obligations; Future Expenditures.  None of the Company or
          -------------------------------------------
any Guarantor is a party to or bound by any agreement, instrument, deed, lease or other document, or is subject to any charter, bylaw or other restriction, commitment or requirement, which, in the opinion of its management, is so unusual or burdensome that in the foreseeable future it could have a Material Adverse Effect. None of the Company, any Guarantor or any of their respective Subsidiaries (other than Texas Timberjack) anticipates that future expenditures, if any, by the Company, such Guarantor or such Subsidiaries, as the case may be, needed to meet the provisions of any Applicable Laws will be so burdensome as to have or cause, or create a material risk of having or causing, a Material Adverse Effect.

     3.43  Brokers; Certain Expenses.  None of the Company, Parent or any of
           -------------------------
their respective Subsidiaries or Affiliates has paid or is obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement, any other Investment Document or any of the transactions contemplated hereby or thereby. None of the Company, Parent or any of their respective Subsidiaries or Affiliates is bound by any agreement or commitment for the provision of investment banking or financial advisory services with respect to any recapitalization, issuance of debt or equity securities or other capital or financing transactions involving the Company or any Guarantor.

     3.44  Due Diligence Response.  The Company and Parent have delivered to the
           ----------------------
Purchaser true, correct and complete copies of each of the documents and other materials requested in the Due Diligence Checklist which was furnished to the Company on or about August 5, 1999, to the extent such documents or other materials exist with respect to the Company or any Guarantor. Without in any way limiting the generality of the foregoing, (a) there have been no material communications between AMEX and Parent since October 1, 1995; (b) there are no management letters issued by the Company's (or, with respect to the Company, Parent's) independent certified public accountants, other than the letter dated December 18, 1998, from Ernst & Young to the audit committee of Parent; (c) neither Parent nor any of its Subsidiaries or other Affiliates is required to make any payments or is otherwise indebted to David R. Weinreb or any of his Affiliates, other than as provided in the Summary Judgment dated June 26, 1998, as modified by a letter agreement dated November 2, 1998, between Parent and David R. Weinreb, and a letter agreement dated November 4, 1998, between David
R. Weinreb and Parent; and (d) the Company has furnished true, correct and complete copies of all credit, loan or other financing agreements to which the Company, Parent or any of their respective Subsidiaries is a party or by which any of them is bound.

     3.45  Disclosure.  After due inquiry of the directors, officers and
           ----------
employees of the Company and the Guarantors having knowledge of the matters represented, warranted or stated herein, neither this Agreement, the Disclosure Schedules nor any other Investment Document, nor any certificate, report, questionnaire, statement or document furnished by or on behalf of the Company, Parent or any of their respective Subsidiaries, whether included in any materials provided to the Purchaser prior to the date hereof or included in this Agreement or any other Investment Document or in any Exhibit or Disclosure Schedule or in any other document or instrument delivered at any time prior to the Closing, is, or will be, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein, in light of the circumstances in which such statement was made, not misleading. To the best knowledge of the Company and the Guarantors, there are not facts or circumstances existing which could have a Material Adverse Effect, either individually or in the aggregate. The information contained in each of the management questionnaires completed by certain officers, directors and employees of the Company and Parent and the corporate questionnaire dated August 23, 1999, prepared by the Company and delivered to the Purchaser prior to the date of this Agreement is true and correct.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.  The Purchaser hereby
     -----------------------------------------------
represents and warrants to the Company as follows:

     4.1  Organization.  The Purchaser is a limited partnership formed and
          ------------
validly existing under the laws of the State of California, and has all requisite power and authority to enter into this Agreement and each other Investment Document to which it is a party and to consummate the transactions contemplated hereby.

     4.2  Authorization.  The execution, delivery and performance of this
          -------------
Agreement and of each of the other Investment Documents to which the Purchaser is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action on the part of the Purchaser.

     4.3  Due Execution and Delivery; Binding Obligations.  This Agreement has
          -----------------------------------------------
been duly executed and delivered by the Purchaser. This Agreement is, and at the time of the Closing each of the other Investment Documents to which the Purchaser is a party will be, a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by federal or state securities or other laws or the public policy underlying such laws.

     4.4  No Violation.  The execution, delivery and performance by the
          ------------
Purchaser of this Agreement and each of the other Investment Documents to which the Purchaser is a party, and the consummation of the transactions contemplated hereby, do not violate (a) the limited partnership agreement of the Purchaser as in effect on the date hereof, (b) any law, statute, rule or regulation applicable to the Purchaser, (c) any order, ruling, judgment or decree of any Governmental Authority binding on the Purchaser or (d) any term of any material indenture, mortgage, lease, agreement or instrument to which the Purchaser is a party.

     4.5  Investment Intent.  The Purchaser is acquiring the Securities for its
          -----------------
own account, for investment purposes, and not with a view to or for sale in connection with any distribution thereof. The Purchaser understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance upon specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.

     4.6  Accredited Investor Status.  The Purchaser is an "accredited investor"
          --------------------------
(as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act). By reason of its business and financial experience, the Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Securities, has the capacity to protect its own interests and is able to bear the economic risk of such investment. The Purchaser has had an opportunity to review the books and records of the Company and to ask questions of representatives of the Company concerning the terms and conditions of the transactions contemplated by this Agreement.

     4.7  Governmental Consents.  The execution and delivery by the Purchaser of
          ---------------------
this Agreement and each of the other Investment Documents to which it is a party, and the consummation by the Purchaser of the transactions contemplated hereby, do not and will not require any Consent of any Governmental Authority, other than the California Permit.

5.   CONDUCT PRIOR TO CLOSING.
     ------------------------

     5.1  Conduct of Business Prior to Closing.  Without the prior written
          ------------------------------------
consent of the Purchaser, from and after the date of this Agreement until the Closing, the Company and Parent shall, and shall cause each of their respective Subsidiaries to, conduct its business in the ordinary course. Notwithstanding the foregoing and except as contemplated hereby, neither the Company nor any Guarantor shall, nor shall they permit any of their respective Subsidiaries to:

          (a) waive or release any material right or benefit or any indebtedness owed to it;

          (b) amend or otherwise modify any Material Contract on terms less favorable than those that exist on the date hereof;

          (c)  change or amend its charter or bylaws;

          (d) effect any act or omission which could have a Material Adverse Effect;

          (e) create any Contingent Obligation, by way of guarantees or otherwise;

          (f) declare or pay any dividend or other distribution or payment in cash, stock or property in respect of shares of its Capital Stock, or adopt or consider any plan or arrangement with respect thereto or make any direct or indirect redemption, retirement, purchase or other acquisition of any of its Capital Stock or split, combine or reclassify its outstanding shares of Capital Stock;

          (g) issue any shares of Capital Stock or any Option Rights of the Company or Overhill Ventures (other than (i) shares of Common Stock issued upon the exercise of Option Rights set forth on Schedule 3.7(a)) and (ii) Parent
                                           ---------------
Common Stock issued in settlement of litigation identified on Schedule 3.20
                                                              -------------
consistent with past practices);

          (h) (i) increase the compensation of any officer or key employee, except as otherwise permitted under Section 3.13(u); (ii) amend any existing
                                    ---------------
Benefit Plan or adopt any new Benefit Plan; or (iii) enter into any new employment or consulting agreement;

          (i) (i) incur any Indebtedness; (ii) transfer, lease, license, sell, mortgage, pledge, dispose of, or encumber any asset of the Company with a value exceeding $10,000 individually and $50,000 in the aggregate; (iii) purchase or acquire any business or any securities or assets of any business; (iv) enter into any partnership, joint venture or strategic alliance; (v) settle any material litigation in an amount in excess of $50,000; or (vi) accelerate payment on any Indebtedness;

          (j) make any Capital Expenditures in excess of $100,000 in the aggregate;

          (k) fail to preserve intact the business organization of the Company and each of its Subsidiaries, fail to keep available the services of their operating personnel, or fail to preserve the goodwill of those having business relationships with the Company or its Subsidiaries, including, without limitation, customers;

          (l) fail to maintain its books and records in accordance with past practices and in conformity with GAAP;

          (m)  take any action enumerated in Section 3.13 or which would be
                                             ------------
prohibited by any other Investment Document determined as if the transactions contemplated by this Agreement had been consummated; or

          (n) take, or fail to take, any action so that any of the representations or warranties by the Company or any Guarantor contained in this Agreement ceases to be true and correct in all respects.

     The Company shall notify the Purchaser in writing of the occurrence of any Material Adverse Effect or breach of the representations and warranties of the Company under this Agreement within one (1) day following the occurrence thereof.

     5.2  Access to Information and Documents.  From and after the date of this
          -----------------------------------
Agreement and until the Closing, the Company and each of its Subsidiaries shall give the Purchaser and its representatives and agents, upon one (1) Business Day's prior notice, full access during normal business hours to the properties, documents, books and records of the Company and each of its Subsidiaries, and shall furnish the Purchaser with such information concerning the Company and each of its Subsidiaries as the Purchaser may request.

     5.3  Non-Solicitation.  In consideration of the capital and other resources
          ----------------
(human or otherwise) committed to the Purchaser's due diligence investigation of the Company, Parent and their respective Subsidiaries and other Affiliates and the preparation and negotiation of this Agreement and the other Investment Documents, the Company and Parent shall not, nor will they permit their respective Affiliates, Subsidiaries, shareholders, directors, officers, employees, attorneys, accountants, investment bankers, representatives or agents to, directly or indirectly, initiate contact with, make, solicit or encourage any inquiries or proposals from, furnish any information regarding the Company or its businesses or assets to, or engage or participate in any discussions or negotiations with any Person with respect to any proposal pursuant to which the Company or Parent would (i) obtain any debt or equity financing (other than (A) with respect to Parent and Texas Timberjack, any debt or equity financing; provided, however,
                                                           --------  -------
that the proceeds of any such financing are not, directly or indirectly, invested in or used to fund the Company or to defease any indebtedness, obligation or any other security of the Company or (B) with respect to the Company, a senior asset-based working capital facility) or (ii) enter into an agreement to be acquired by, sold to, merged into or combined with any such person or entity (other than with respect to Texas Timberjack; provided,
                                                               --------
however, that the proceeds of any such transaction are not, directly or
-------
indirectly, invested in or used to fund the Company or to defease any indebtedness, obligation or any other security of the Company). Any transaction referred to in clauses (i) or (ii) above is referred to as an "Alternative
                                                               -----------
Transaction."  The Company will promptly communicate to the Purchaser in writing
-----------
the fact that it has received any proposal or inquiry regarding any Alternative Transaction.

     5.4  Covenant to Close.  Each of the Company, the Guarantors and the
          -----------------
Purchaser shall use its best efforts to satisfy the conditions precedent applicable to it to consummate the transactions contemplated by this Agreement in accordance with the terms, and subject to the conditions of, this Agreement. Without limiting the generality of the foregoing, the Company and the Guarantors shall use its reasonable best efforts to obtain all Consents from third parties which are required to be obtained in connection with the consummation of each of the transactions contemplated by this Agreement, including, without limitation, any Consents of the holders of any Indebtedness of the Company or the Guarantors for the purpose of ensuring the incurrence by the Company of the Indebtedness evidenced by the Note.

6.   CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER.  The obligations of the
     ----------------------------------------------
Purchaser to consummate the transactions contemplated hereby, including, without limitation, the obligation to purchase the Note as provided herein, is subject to the satisfaction, prior to or at the Closing, of the conditions set forth in this Section 6; provided, however, that any or all of such conditions may be
     ---------  --------  -------
waived, in whole or in part, by the Purchaser in its sole and absolute discretion:

     6.1  Closing Date.  The Closing Date shall occur on or before November 24,
          ------------
1999.

     6.2  Representations and Warranties; No Default.  Each of the
          ------------------------------------------
representations and warranties made by the Company and the Guarantors contained in this Agreement shall be true and correct in all respects as of the date made, and shall be true and correct in all respects as of the Closing Date, with the same effect as if made on and as of the Closing Date; each of the covenants, agreements and obligations of the Company and the Guarantors under this Agreement to be performed or satisfied by it or them on or prior to the Closing Date have been performed or satisfied by it or them on or before the date hereof; and no Default or Event of Default shall exist or result from the issuance and sale of the Securities or the other transactions contemplated by this Agreement. The Company and the Guarantors shall have delivered to the Purchaser an officers' certificate, signed by the President and Chief Executive Officer and the Chief Financial Officer of each of the Company and the Guarantors, dated as of the Closing Date, to such effect and to the effect that each of the other conditions set forth in this Section 6 has been
                                                           ---------
satisfied and fulfilled.

     6.3  Closing Fees and Expenses.  The Company shall have paid to the
          -------------------------
Purchaser, in immediately available funds to a bank account designated by the Purchaser, a non-refundable, non-accountable closing fee of $1,120,000.00 (which closing fee may be withheld by the Purchaser from the proceeds to be delivered by the Purchaser at the Closing and which withholding shall constitute payment in full of the Company's obligation to pay such closing fee), and the Company shall have paid all costs and expenses (or the Purchaser shall have withheld the same from the proceeds of the Securities) as provided for in Section 8.5.
                                                             -----------

     6.4  Purchase Permitted By Applicable Laws.  The consummation of the
          -------------------------------------
transactions contemplated by this Agreement shall not be prohibited by or violate any Applicable Laws and shall not subject any party to any Tax, penalty or liability, under or pursuant to any Applicable Laws, and shall not be enjoined (temporarily or permanently) under, or prohibited by or contrary to, any injunction, order, decree or ruling. Without limiting the generality of the foregoing, the consummation of the transactions contemplated hereby shall otherwise comply with all applicable requirements of federal securities and state securities or "blue sky" laws.

     6.5  No Material Adverse Changes.  No Material Adverse Change shall have
          ---------------------------
occurred since September 27, 1998, and the Company and the Guarantors shall have delivered to the Purchaser an officers' certificate, signed by the President and Chief Executive Officer and the Chief Financial Officer of each of the Company and the Guarantors, dated as of the Closing Date, to such effect.

     6.6  California Permit.  The Company shall have obtained and delivered to
          -----------------
the Purchaser the California Permit which shall continue in full force and effect.

     6.7  No Injunction or Order.  There shall not have been issued any
          ----------------------
injunction, order, decree or ruling that prohibits or limits any of the transactions contemplated by this Agreement or the other Investment Documents, and there shall not be any action, suit, proceeding or investigation pending or, to the best knowledge of the Company and the Guarantors, threatened against the Company or any of its Subsidiaries that (a) draws into question the validity, legality or enforceability of this Agreement or the other Investment Documents or the consummation of the transactions contemplated hereby or thereby or (b) might result, in the judgment of the Purchaser, in the imposition of a penalty if the Securities were delivered as contemplated hereunder or in any Material Adverse Change.

     6.8  Opinions of Counsel.  The Purchaser shall have received (a) an opinion
          -------------------
letter of Freeman, Freeman & Smiley LLP, counsel to the Company and the Guarantors, dated as of the Closing Date and addressed to the Purchaser, in form and substance satisfactory to the Purchaser and its counsel, (b) an opinion letter of Jones Vargas, Nevada counsel to the Company and Parent, dated as of the Closing Date and addressed to the Purchaser, in form and substance satisfactory to the Purchaser and its counsel, and (c) an opinion letter of Albert B. Greco, Jr., Texas counsel to Parent, dated as of the Closing Date and addressed to the Purchaser, in form and substance satisfactory to the Purchaser and its counsel.

     6.9  Delivery of Certain Closing Documents.  The Company shall have
          -------------------------------------
delivered to the Purchaser the following closing documents, each dated as of the Closing Date:

          (a) This Agreement, duly executed by the Company and the Guarantors, together with the Exhibits, Disclosure Schedules and Annex A;
                                                     -------

          (b)  The Note, duly executed by the Company;

          (c)  The Warrant, duly executed by the Company;

          (d)  The Registration Rights Agreement, duly executed by the Company;

          (e) The Investor Rights Agreement, duly executed by the Company and Parent;

          (f) The Suretyship Agreement, duly executed by the Company and the Guarantors;

          (g) A side letter, in form and substance satisfactory to the Purchaser, duly executed by Parent, the Company and Overhill Ventures.

     6.1  Collateral Documents.  The Company shall have delivered to the
          --------------------
Purchaser the following Collateral Documents, each dated as of the Closing Date:

          (a) The Intercreditor Agreement, duly executed by the Senior Lender and acknowledged by the Company and the Guarantors;

          (b)  The Security Agreement (Company), duly executed by the Company;

          (c) The PTC Security Agreement, duly executed by the Company and Overhill Ventures;

          (d) UCC-1 Financing Statements, in form and substance satisfactory of the Purchaser, duly executed by the Company, as debtor, to be filed with the Secretary of State of the State of California, the County Recorder's Office of the County of Los Angeles and such other states and counties as the Purchaser may reasonably request;

          (e)  The Parent Pledge Agreement, duly executed by Parent;

          (f) UCC-1 Financing Statement, in form and substance satisfactory of the Purchaser, duly executed by Parent, as debtor, to be filed with the Secretary of State of the State of Texas;

          (g) Original stock certificate representing the shares of Capital Stock of the Company to be pledged under the Parent Pledge Agreement, together with stock powers duly executed in blank;

          (h)  The Company Pledge Agreement, duly executed by the Company;

          (i) Original stock certificate representing the shares of Capital Stock of Overhill Ventures to be pledged under the Company Pledge Agreement, together with stock powers duly executed in blank;

          (j) The Security Agreement (Subsidiary), duly executed by Overhill Ventures;

          (k) UCC-1 Financing Statement, in form and substance satisfactory of the Purchaser, duly executed by Overhill Ventures, as debtor, to be filed with the Secretary of State of the State of California and the County Recorder's Office of the County of Los Angeles;

          (l) Notices of Security Interests in Deposit Accounts, in form and substance satisfactory to the Purchaser and with respect to the deposit accounts selected by the Purchaser, duly executed by the Company and the respective banks or other financial institutions;

          (m) Landlord Consents and Waivers, in form and substance satisfactory to the Purchaser, duly executed by the Company and the respective landlords/lessors designated by the Purchaser; and

          (n) Letters notifying the Company's insurance companies of the collateral assignment of the Company's insurance policies, in form and substance satisfactory to the Purchaser, duly executed by the Company; and

           (o) Warehouse Bailment Agreements, in form and substance satisfactory to the Purchaser, duly executed by the Company, the Senior Lender and the respective bailees designated by the Purchaser.

     6.11  Amendment to Charter and Bylaws.
           -------------------------------

           (a) On or prior to the Closing Date, the Company shall have duly and validly amended and restated its existing Articles of Incorporation, in substantially the form of the Amended Charter, and filed the Amended Charter with the Secretary of State of the State of Nevada in accordance with the General Corporation Law of the State of Nevada.

           (b) On or prior to the Closing Date, the Company shall have duly and validly amended its Bylaws, in form and substance satisfactory to the Purchaser.

     6.12  Senior Credit Facility.  The Company shall have delivered copies of
           ----------------------
all of the Senior Credit Documents, certified by the Assistant Secretary of the Company, in form acceptable to the Purchaser.

     6.13  Delivery of Corporate Documents.  The Company shall have delivered to
           -------------------------------
the Purchaser the following for each of the Company and the Guarantors:

           (a) Certified copies of its charter or similar organizational document, together with a good standing certificate and a good standing tax certificate, if available, from the Secretary of State of its state of incorporation or organization and the Franchise Tax Board of the State of California or similar state taxing authority, and good standing certificates from each jurisdiction in which it is required to be qualified to transact business as a foreign corporation or other entity (including, without limitation, with respect to the Company, California, Illinois, Pennsylvania, Texas and Washington), in each case dated as of a recent practicable date prior to the Closing Date;

           (b) Copies of its bylaws or similar governing document as in effect on the Closing Date, certified by its Secretary as being in full force and effect as of the Closing Date;

           (c) Resolutions of the Board of Directors (or similar governing body) approving and authorizing the execution, delivery and performance of this Agreement, the Note, the Warrant and the other Investment Documents to which it is a party, and, in the case of the Company, approving and authorizing the execution, issuance, sale and delivery of the Securities, certified by its Secretary as being in full force and effect through the Closing Date;

           (d) With respect to the Company only, resolutions of the shareholders of the Company authorizing and approving the Amended Charter, the filing thereof with the Secretary of State of the State of Nevada and the amendments to the Bylaws of the Company;

           (e) Signature and incumbency certificates of its officers executing the documents referred to in clause (c) above and any other agreements, instruments, certificate or other documents required to be executed by it in connection herewith; and

           (f)  Such other documents as the Purchaser may request.

     6.14  Repayment of Certain Indebtedness; Termination Statements.  Prior to
           ---------------------------------------------------------
or simultaneously with the Closing, the Company shall have paid in full all liabilities and other obligations owing to Finova, LHF and any affiliates or assignees thereof, and the Company shall have delivered to the Purchaser originally executed UCC termination statements (or evidence satisfactory to the Purchaser that such UCC termination statements have been executed and will be delivered to the Purchaser within one (1) day following the Closing) releasing any and all Liens securing such liabilities and obligations.

     6.15  Employment Agreements; Non-Competition and Confidentiality
           ----------------------------------------------------------
           Agreements.
           -----------
The Company shall have delivered to the Purchaser the following:

           (a) (i) An Employment Agreement, in form and substance satisfactory to the Purchaser, duly executed by Parent, the Company and James Rudis, and (ii) a Non-Competition and Confidentiality Agreement, in form and substance satisfactory to the Purchaser, duly executed by Parent, the Company and Mr. Rudis;

           (b) (i) An Employment Agreement, in form and substance satisfactory to the Purchaser, duly executed by Parent, the Company and William E. Shatley, and (ii) a Non-Competition and Confidentiality Agreement, in form and substance satisfactory to the Purchaser, duly executed by Parent, the Company and Mr. Shatley;

           (c) An Employment Agreement, in form and substance satisfactory to the Purchaser, duly executed by the Company and Richard A. Horvath, and (ii) a Non-Competition and Confidentiality Agreement, in form and substance satisfactory to the Purchaser, duly executed by the Company and Mr. Horvath.

     6.16  Matters Relating to LHF.
           -----------------------

           (a) The Company shall have delivered to the Purchaser documentation, in form and substance satisfactory to the Purchaser, duly executed by the Company, Parent and LHF (including, without limitation, any assignees of LHF), fully and effectively terminating the Existing LHF Equity Documents prior to or simultaneously with the Closing, with no actual, threatened or potential legal challenges thereto.

           (b) The LHF representative on the Board of Directors of the Company shall have resigned, effective prior to or simultaneously with the Closing.

     6.17 Capital Lease Obligations; Termination of UCC Filings.
          -----------------------------------------------------

          (a) The Company shall have delivered to the Purchaser at or prior to the Closing written evidence, in form and substance satisfactory to the Purchaser, that all Capital Lease Obligations, if any, have been paid in full.

          (b) The Company shall have delivered to the Purchaser at or prior to the Closing termination statements with respect to the UCC-1 financing statements designated by the Purchaser for termination.

     6.18 Capital Structure.  The Purchaser shall have approved the form and
          -----------------
substance of the capital structure of the Company and its Subsidiaries as of the Closing Date.

     6.19 Insurance Matters.  The Company shall delivered to the Purchaser (a)
          -----------------
the Insurance Coverage Letter, in form and substance satisfactory to the Purchaser, duly executed by the Company and acknowledged by Parent and Overhill Ventures, and (b) certificates or insurance and policies or binders of insurance covering the Company and its Subsidiaries which are required to be maintained by the Company and its Subsidiaries as of the Closing Date, together with additional insured and lender's loss payable endorsements in favor of the Purchaser, all in form and substance satisfactory to the Purchaser.

     6.20 Completion of Due Diligence Review.  The Purchaser shall have
          ----------------------------------
completed its due diligence review of the matters set forth in items (1), (3) and (7) of Schedule A of the notification letter dated September 13, 1999, all to the sole satisfaction of the Purchaser and its legal counsel.

     6.21 Delivery of Financial Projections.  Prior to the Closing Date, the
          ---------------------------------
Company shall have finalized and delivered to the Purchaser, and the Purchaser shall have approved, the financial projections of the Company and its Subsidiaries for the three (3) Fiscal Years ending in September 2002. Such financial projections shall specify the assumptions on which they are based and shall be made in good faith. The financial projections shall be accompanied by an Officer's Certificate, in form and substance satisfactory to the Purchaser, duly executed by the Chief Financial Officer of the Company, specifying, among other things, the assumptions on which such financial projections are based.

     6.22 Compliance Certificate.  The Company shall have prepared and delivered
          ----------------------
to the Purchaser at the Closing a Compliance Certificate, in substantially the form of Exhibit D, signed by the President and Chief Executive Officer and the
        ---------
Chief Financial Officer of the Company, stating that each of them has reviewed this Agreement and the other Investment Documents and the financial condition and results of operations of the Company and its Subsidiaries for purposes of delivering such Compliance Certificate and certifying (i) as to the accuracy and completeness of the financial covenant calculations set forth therein, which financial covenant calculations shall be made as of the Closing Date and shall give effect to the transactions contemplated by this Agreement, the other Investment Documents and the Senior Loan Documents, and (ii) whether any Defaults or Events of Default, or any "Events of Default" (as such term is defined in the Senior Loan Agreement), have occurred or are continuing or will occur as a result of such transactions.

     6.23 LLCP Representative.  The Board of Directors and the shareholders of
          -------------------
the Company shall have taken all requisite action (corporate or otherwise) to have caused a representative of the Purchaser, who shall be designated by the Purchaser at its sole discretion, to have been duly elected or appointed as a member of the Board of Directors of the Company, effective as of the Closing.

     6.24 Third Party Consents.  The Company and each Guarantor shall have
          --------------------
obtained all other Consents required to be obtained from any Governmental Authorities and other Persons in connection with the transactions contemplated by this Agreement (including, without limitation, the Consents listed on

Schedule 3.6), and the Purchaser shall have approved the terms and conditions
------------
thereof.

     6.25 Proceedings Satisfactory.  All proceedings taken prior to or at the
          ------------------------
Closing in connection with the issuance and sale of the Securities and the consummation of the other transactions contemplated hereby, and all papers and other documents relating thereto, shall be in form and substance satisfactory to the Purchaser and its counsel, and the Purchaser shall have received copies of such documents and papers, all in form and substance satisfactory to the Purchaser and its counsel, all such documents, where appropriate, to be counterpart originals and/ or certified by proper authorities, corporate officials and other Persons. Without limiting the generality of the foregoing, the Company shall have made such arrangements as may be requested by the Purchaser to ensure that the proceeds from the issuance and sale of the Securities are applied in the manner set forth in Schedule 3.38, including,
                                                  -------------
without limitation, provision for the direct payment of the obligations of the Company to be paid from such proceeds as provided in Section 8.5, the
                                                     -----------
withholding of fees payable to the Purchaser as provided in Section 8.5 and the
                                                            -----------
segregation of funds to be paid to third parties concurrent with or following the Closing.

  7. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY.  The obligations of the
     --------------------------------------------
Company to consummate the transactions contemplated hereby is subject to the satisfaction, prior to the Closing, of the conditions set forth in this Section
                                                                        -------
7; provided, however, that any or all of such conditions may be waived, in whole
-  --------  -------
or in part, by the Company in its sole and absolute discretion:

      7.1 Representations and Warranties.  The representations and warranties of
          ------------------------------
the Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date, and the Purchaser shall have performed or satisfied all of its covenants and agreements hereunder to be performed or satisfied on or prior to the Closing Date.

      7.2 Purchase Permitted By Applicable Laws.  The consummation of the
          -------------------------------------
transactions contemplated by this Agreement shall not be prohibited by or violate any Applicable Laws and shall not subject any party to any Tax, penalty or liability, under or pursuant to any Applicable Laws, and shall not be enjoined (temporarily or permanently) under, or prohibited by or contrary to, any injunction, order, decree or ruling. Without limiting the generality of the foregoing, the consummation of the transactions contemplated hereby shall otherwise comply with all applicable requirements of federal and state securities laws.

      7.3 No Injunction or Order.  There shall not have been issued any
          ----------------------
injunction, order, decree or ruling that prohibits or limits any of the transactions contemplated by this Agreement or the other Investment Documents.

      7.4 Payment for Securities.  The Purchaser shall have delivered to the
          ----------------------
Company the Purchase Price required to be paid by Section 2.3, less the amounts
                                                  -----------  ----
provided for in Section 6.3.
                -----------

 8.  INDEMNIFICATION; FEES AND EXPENSES.
     ----------------------------------

      8.1 Transfer Taxes.  The Company shall pay all stamp, transfer and other
          --------------
similar Taxes (together in each case with interest and penalties, if any) payable or determined to be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Securities and shall hold harmless the Purchaser from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such Taxes.

      8.2 Losses.  Whether or not the transactions contemplated by this
          ------
Agreement are consummated, the Company shall indemnify and hold harmless the Purchaser, its successors and assigns, and its Affiliates, employees, partners, officers, directors, representatives, agents, attorneys, successors and assigns (the "Indemnified Parties"), from and against any and all losses, claims,
      -------------------
damages, liabilities, judgments, Indemnified Environmental Costs, expenses and costs, including, without limitation, attorneys' fees and other fees and expenses incurred in, and the costs of preparing for, investigating or defending any matter (collectively, "Losses"), incurred by such Indemnified Party in
                           ------
connection with or arising from (a) any breach of any warranty or the inaccuracy of any representation made by the Company or any Guarantor, (b) the failure of the Company or any Guarantor to fulfill any of its covenants, agreements or undertakings under this Agreement or any other Investment Document (or any other document or instrument executed herewith or pursuant hereto), or (c) any third party actions, suits, proceedings or claims brought against any Indemnified Party with respect to (i) any other matters arising out of or in connection with the transactions contemplated by this Agreement or any other Investment Document or (ii) the business, operations or affairs of the Company, any

Guarantor or any of their respective Subsidiaries. The Company shall either pay directly all Losses which it is required to pay hereunder or reimburse any Indemnified Party within ten (10) days after any request for such payment. The obligations of the Company to the Indemnified Parties under this Section 8 shall
                                                                 ---------
be separate obligations to each Indemnified Party, and the liability of the Company to such Indemnified Parties hereunder shall not be extinguished solely because any Indemnified Party is not entitled to indemnity hereunder. In addition, notwithstanding anything in this Agreement or any other Investment Document to the contrary, in the event of a breach of the representation and warranty set forth in Section 3.7(a) (including, without limitation, Schedule
                      --------------                                 --------
3.7(a)), to the extent that the number of Warrant Shares evidenced by the
-------
Warrant immediately after the Closing represent, as calculated therein, a percentage of the outstanding shares of Common Stock on a Fully Diluted Basis that is less than 17.500%, then the Company shall immediately issue to the Purchaser, at no cost to the Purchaser, an additional warrant, in form and substance satisfactory to the Purchaser, representing an additional number of Warrant Shares such that, if such additional Warrant Shares had been included in the Warrant immediately after the Closing, such representation and warranty would have been true and accurate in all respects when made.

          The obligations of the Company to the Indemnified Parties under this

Section 8 shall survive (A) the payment of the Note (whether at maturity, by
---------
prepayment or acceleration or otherwise), (B) any transfer of the Note or any interest therein, (C) the termination of this Agreement or any other Investment Document and (D) the issuance, exercise and/or sale of the Warrant (or any interest therein) or the sale of the Warrant Shares.

      8.3 Indemnification Procedures.  Any Person entitled to indemnification
          --------------------------
under this Section 8 shall (a) give prompt written notice to the Company of any
           ---------
claim with respect to which it seeks indemnification and (b) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably acceptable to such Person; provided, however, that any Person
                                      --------  -------
entitled to indemnification hereunder shall first have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the Company has agreed to pay such fees or expenses of such counsel; (ii) the Company has failed to notify such Person in writing within ten (10) days of its receipt of such written notice of claim that it will assume the defense of such claim and employ counsel reasonably satisfactory to such Person; or (iii) in the judgment of any such Person, based upon the advice of counsel, a conflict of interest may exist between such Person and the Company with respect to such claims (in which case, if the Person notifies the Company in writing that such Person elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of such Person). The Company will not be subject to any liability for any settlement made without its consent (but such consent may not be unreasonably withheld). No Indemnified Party may, without the consent of the Company (which consent will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Company of a release from all liability in respect of such claim or litigation.

      8.4 Contribution.  If the indemnification provided for in this Section 8
          ------------                                               ---------
is unavailable to the Purchaser or any other Indemnified Party in respect of any Losses, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and such Indemnified Party on the other hand, in connection with the actions, statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and such Indemnified Party on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, either the Company or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation
                              -----------                    --- ----
or by any other method of allocation which does not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      8.5 Deal-Related Costs and Expenses.  The Company shall be responsible
          -------------------------------
for, and shall pay, all out-of-pocket costs and expenses of every type and nature (including, without limitation, all fees and expenses of counsel, accounting fees and expenses and other deal-related costs and expenses) incurred by or on behalf of the Purchaser, in an aggregate amount not to exceed $350,000, in connection with the Purchaser's due diligence investigation of the Company, the Guarantors and their respective Affiliates and the preparation, negotiation, execution and delivery of this Agreement, the Note, the Warrant and the other Investment Documents and the consummation of the transactions contemplated hereby and thereby (which costs and expenses may be withheld by the Purchaser from the proceeds to be delivered by the Purchaser at the Closing) and, at the Purchaser's request and direction, the Company shall reimburse third party providers directly for all of such costs and expenses (which withholding and, as the case may be, such direct reimbursement, shall constitute payment in full of the Company's obligation with respect to such costs and expenses).

      8.6 Costs of Collection.  The Company and the Guarantors jointly and
          -------------------
severally agree to pay all costs and expenses, including the fees and expenses of all attorneys, accountants and other experts retained by the Purchaser, which are expended or incurred by or on behalf of the Purchaser in connection with (a) the collection and enforcement of the Obligations to Purchaser, whether or not any action, suit or other proceeding is commenced; (b) any actions for declaratory relief in any way related to the Obligations to Purchaser; (c) the protection or preservation of any rights or remedies of the Purchaser under this Agreement or any other Investment Document; (d) any actions taken by the Purchaser in negotiating any amendment, waiver, consent or release of or under this Agreement, the Note or any other Investment Document; (e) any actions taken in reviewing the Company's, Parent's or any of their respective Subsidiaries' financial affairs if any Event of Default has occurred or the Purchaser has determined in good faith that an Event of Default may likely occur, which actions shall include, but not be limited to the following: (i) inspect the facilities of the Company, Parent and any of their respective Subsidiaries or conduct audits or appraisals of the financial condition of the Company, Parent and any of their respective Subsidiaries; (ii) have an accounting or other firm selected by the Purchaser review the books and records of the Company, Parent and any of their respective Subsidiaries (other than Texas Timerjack) and perform a thorough and complete examination thereof; (iii) interview the Company's, Parent's and any of their respective Subsidiaries' employees, attorneys, accountants, customers and any other Persons related to the Company, Parent or such Subsidiaries which the Purchaser believes may have relevant information concerning the business, condition (financial or otherwise), results of operations or prospects of the Company, Parent and such Subsidiaries; and
(iv) undertake any other action which the Purchaser believes is necessary to assess accurately the financial condition and prospects of the Company, Parent and any of their respective Subsidiaries; (f) any refinancing, restructuring (whether in the nature of a "work out" or otherwise), bankruptcy or insolvency proceeding involving the Company, Parent or any of their respective Subsidiaries or other Affiliates, including, without limitation, any refinancing or restructuring of this Agreement, the Note or any other Investment Documents; (g) any actions taken to verify, maintain, perfect and protect any Lien granted to the Purchaser by the Company or any Guarantor or other Person under the Investment Documents; or (h) any effort by the Purchaser to protect, assemble, complete, collect, sell, liquidate or otherwise dispose of any Collateral, including in connection with any case under Bankruptcy Law. The Company and the Guarantors hereby consent to the taking of the foregoing actions by the Purchaser (provided, however, that, with respect to clause (e)(iii) above,
           --------  -------
neither the Company nor any Guarantor will be required to produce any document or disclose material to the Purchaser which would otherwise be expressly protected from production or disclosure by any attorney-client or accountant-client privilege existing under Applicable Law, unless waived by the Company or such Guarantor).

 9.  GUARANTY.
     --------

      9.1 Unconditional Guaranty.
          ----------------------

          (a) The Guarantors hereby absolutely, unconditionally and irrevocably guaranty and promise to pay to the order of the Purchaser and its successors and assigns (collectively, the "Beneficiary"), on demand, in lawful money of the
                            -----------
United States of America, any and all Obligations to Purchaser from time to time owed by the Company and any other Person to the Beneficiary (collectively, the

"Guarantied Obligations").  All of the Guarantied
 ----------------------

Obligations shall be conclusively presumed to have been created in reliance of this Guaranty. In addition, the Guarantors hereby agree to pay any and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Beneficiary in connection with (a) the collection of all sums guaranteed hereunder and (b) the exercise or enforcement of any rights, powers or remedies of the Beneficiary under this Guaranty or Applicable Laws.

          (b) All payments under this Guaranty shall be made free and clear of any and all deductions, withholdings and setoffs, including withholding on account of Taxes. If any deduction or withholding shall be required by Applicable Laws, each Guarantor shall be required to pay such additional amounts as may be required so that the net amount received by the Beneficiary, after such deduction or withholding (including with respect to such additional amounts), shall be equal to the amount otherwise required to be paid under this Guaranty.

      9.2 Continuing and Irrevocable Guaranty.  This Guaranty is a continuing
          -----------------------------------
guaranty of the Guarantied Obligations and may not be revoked and shall not otherwise terminate unless and until all Guarantied Obligations have been indefeasibly paid and performed in full. If, notwithstanding the foregoing, any Guarantor shall have any right under Applicable Laws to terminate this Guaranty prior to indefeasible payment in full of the Guarantied Obligations, no such termination shall be effective until noon the next Business Day after the Beneficiary shall receive written notice thereof, signed by such Guarantor. Any such termination shall not affect this Guaranty in relation to (a) any Guarantied Obligation that was incurred or arose prior to the effective time of such notice, (b) any Guarantied Obligation incurred or arising after such effective time where such Guarantied Obligation is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against the Company, any Guarantor or other guarantor of or other Person directly or indirectly liable on the Guarantied Obligations or any portion thereof (each of the Company, the Guarantors and any such other guarantor or Person is referred to herein as an

"Obligor") or any Collateral given for the Guarantied Obligations or any other
--------
guaranties of the Guarantied Obligations or any portion thereof, (c) any renewals, extensions, readvances, modifications or rearrangements of any of the foregoing or (d) the liability of any other Guarantor hereunder.

      9.3 Nature of Guaranty.  The liability of each Guarantor hereunder is
          ------------------
independent of and not in consideration of or contingent upon the liability of the Company or any other Obligor, and a separate action or actions may be brought or prosecuted against any Guarantor, whether or not any action is brought or prosecuted against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection), and the liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional, without regard to (and each Guarantor irrevocably waives):

          (a) the legality, validity or enforceability of this Agreement, the Note or any other Investment Document, any of the Guarantied Obligations, any Lien or any Collateral;

          (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Company or any other Obligor against, and any right of setoff at any time held by, the Beneficiary;

          (c) any acts of commission or omission of any kind (other than gross negligence) at any time on the part of the Beneficiary with respect to any matter whatsoever;

          (d) the liquidation or dissolution of the Company or any other Obligor, any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or similar event or proceeding with respect to the Company or any other Obligor, or any action taken by any trustee or receiver of the Company or any other Obligor or by any court or any proceeding with respect to the Company or any other Obligor;

          (e) any change of ownership of the Capital Stock of the Company or any other Obligor, or any change in the relationship between any Guarantor and the Company (including, without limitation, the termination of such relationship); or

          (f) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any other Obligor, in bankruptcy or in any other instance.

          Any payment by any Obligor or other circumstance that operates to toll any statue of limitations applicable to such Obligor shall also operate to toll the statute of limitations applicable to each Guarantor. When making any demand hereunder (including by commencement or continuance of any legal proceeding), the Beneficiary may, but shall be under no obligation to, make a similar demand on all or any of the other Obligors, and any failure by the Beneficiary to make any such demand shall not relieve any Guarantor of its obligations hereunder.

      9.4 Authorization.  Each Guarantor authorizes the Beneficiary, without
          -------------
notice to or further assent by such Guarantor, and without affecting such Guarantor's liability hereunder (regardless of whether any subrogation or similar right that such Guarantor may have or any other right or remedy of such Guarantor is extinguished or impaired), from time to time to:

          (a) permit the Company to increase or create Guarantied Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Guarantied Obligations or any part thereof, or otherwise amend the terms and conditions of this Agreement, the Note or any other Investment Document or any provision thereof;

          (b) take and hold Collateral from the Company or any other Person, perfect or refrain from perfecting a Lien on such Collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Collateral or Lien or any part thereof;

          (c) exercise in such manner and order as it elects in its sole discretion (including any judicial or non-judicial foreclosure of any real estate Collateral), fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of the Beneficiary against the Company or any other Obligor in respect of any Guarantied Obligations or any Collateral;

          (d) release, add or settle with any other Obligor in respect of this Guaranty, this Agreement, the Note, the other Investment Documents or the Guarantied Obligations;

          (e) accept partial payments on the Guarantied Obligations and apply any and all payments or recoveries from any Obligor or Collateral to such of the Guarantied Obligations as the Beneficiary may elect in its sole discretion, whether or not such Guarantied Obligations are secured or guaranteed;

          (f) refund at any time, at the Beneficiary's sole discretion, any payments or recoveries received by the Beneficiary in respect of any Guarantied Obligations or any Collateral; and

          (g) otherwise deal with the Company, any other Obligor and any Collateral as the Beneficiary may elect in its sole discretion.

      9.5 Certain Waivers.  Each Guarantor waives:
          ---------------

          (a) the right to require the Beneficiary to proceed against the Company or any other Obligor, to proceed against or exhaust any Collateral or to pursue any other remedy in the Beneficiary's power whatsoever, and the right to have the property of the Company or any other Obligor first applied to the discharge of the Guarantied Obligations;

          (b) all rights and benefits under Section 2809 of the California Civil Code and any other Applicable Laws purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

          (c) the benefit of any statute of limitations affecting the Guarantied Obligations or such Guarantor's liability hereunder and under Section 359.5 of the California Code of Civil Procedure;

          (d) any requirement of marshaling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies, such as non-judicial foreclosure with respect to the security for a guarantied obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the Company;

          (e) any right to assert against the Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that any Guarantor may now or any time hereafter have against the Company or any other Obligor;

          (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Guaranty, and all other notices of any kind;

          (g) any rights, defenses and other benefits that any Guarantor may have by reason of any failure of the Beneficiary to hold a commercially reasonable public or private foreclosure sale or otherwise to comply with Applicable Laws in connection with a disposition of Collateral;

          (h) all defenses that at any time may be available to any Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect, and ALL RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO SUCH GUARANTOR BY REASON OF SECTIONS 2787 TO 2855, INCLUSIVE, AND SECTION 3433 OF THE CALIFORNIA CIVIL CODE OR OTHER SIMILAR APPLICABLE LAW; or

          (i) any failure, omission, delay or lack of diligence on the part of the Beneficiary to enforce, assert or exercise any right, power or remedy conferred on the Beneficiary in respect of the Guarantied Obligations.

     9.6  Subrogation; Certain Agreements.
          -------------------------------

          (a) No Guarantor will exercise any rights that it may now or hereafter have against the Company or any other Guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Beneficiary against the Company or any other Guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guarantied Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Beneficiary and shall forthwith be paid to the Beneficiary to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make a payment to the Beneficiary of all of the Guarantied Obligations or (ii) all of the Guarantied Obligations and all other amounts payable under this Guaranty shall be paid in full in cash, the Beneficiary will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guarantied Obligations resulting from such payment by the Guarantor.

          (b) Each Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of the Company and each other Obligor and of all other circumstances bearing upon the risk of non-payment of the Guarantied Obligations that diligent inquiry would reveal, and agrees that the Beneficiary shall have no duty to advise any Guarantor of information regarding such condition or any such circumstances.

     9.7  Bankruptcy No Discharge.
          -----------------------

          (a) Without limiting Section 9.3, this Guaranty shall not be
                               -----------
discharged or otherwise affected by any bankruptcy, reorganization, liquidation, dissolution or similar proceeding commenced by or against the Company or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Guarantied Obligations in or as a result of any such proceeding, whether or not assented to by the Beneficiary, and (ii) any disallowance of all or any portion of the Beneficiary's claim for repayment of the Guarantied Obligations. Each Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of any such proceeding with respect to the Company and each other Obligor.

          (b) Any Event of Default under Section 10.1(h) or Section 10.1 (i)
                                         --------------     ----------------
that has not been cured or waived shall render all Guarantied Obligations automatically due and payable for purposes of this Guaranty, notwithstanding any stay of the right of the Beneficiary to accelerate the Guarantied Obligations.

          (c) Notwithstanding anything to the contrary herein contained, this Guaranty (and any Lien on the Collateral securing this Guaranty or the Guarantied Obligations) shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Guarantied Obligations is rescinded, invalidated, declared to be fraudulent or voidable as a preference or otherwise required to be restored or returned by the Beneficiary in connection with any bankruptcy, reorganization, liquidation, dissolution or similar proceeding involving the Company, any other Obligor or otherwise, if the proceeds of any Collateral are required to be returned by the Beneficiary under any such circumstances, or if the Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received.

     9.8  Subordination.
          -------------

          (a) Except as expressly provided for herein, each Guarantor hereby absolutely subordinates, both in right of payment and in time of payment, any and all present or future obligations and liabilities of the Company and each other Obligor to such Guarantor ("Guarantor Subordinated Debt"), to the prior
                                  ---------------------------
payment in full in cash of the Guarantied Obligations, whether or not such Guarantor Subordinated Debt constitutes or arises out of any subrogation, reimbursement, contribution, indemnity or similar right attributable to this Guaranty. Without limitation, no payment or distribution of assets of any Obligor of any kind or character, whether in cash, securities or other property, shall be made on or with respect to the Guarantor Subordinated Debt prior to the payment in full in cash of the Guarantied Obligations. If, whether or not at the Beneficiary's request, any Guarantor shall receive, prior to payment in full in cash of all Guarantied Obligations, payment of any sum from the Company or any other Obligor upon any Guarantor Subordinated Debt, any such sum shall be received by such Guarantor as trustee for the Beneficiary and shall forthwith be paid over to the Beneficiary on account of the Guarantied Obligations, without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

          (b) Each Guarantor shall file in any bankruptcy or reorganization or similar proceeding in which the filing of claims is required by Applicable Laws, all claims that such Guarantor may have against the Company or other Obligor (or its nominee) relating to any Guarantor Subordinated Debt. If the Guarantor does not file any such claim, the Beneficiary (or its nominee) as attorney-in-fact for the Guarantor is hereby authorized to do so in the name of such Guarantor. Each Guarantor agrees that, in connection with any such proceeding, it shall not contest or oppose the treatment of claims of the Beneficiary in any plan of reorganization or otherwise and it shall vote any claims that exist by virtue of this Guaranty or the Guarantor Subordinated Debt in connection with any plans of reorganization or otherwise, as may be requested by the Beneficiary.

          (c) Each Guarantor hereby grants the Beneficiary a power of attorney for the purposes set forth in this Section 9.8. Such power of attorney is
                                   -----------
coupled with an interest and cannot be revoked.

     9.9  Maximum Liability of Guarantors.  If the obligations of any Guarantor
          -------------------------------
hereunder otherwise would be subject to avoidance under Section 548 of the Bankruptcy Law or any applicable state law relating to fraudulent conveyances or fraudulent transfers, taking into consideration such Guarantor's (a) rights of reimbursement and indemnity from the Company with respect to amounts paid by such Guarantor, (b) rights of subrogation to the rights of the Beneficiary and
(c) rights of contribution from each other Obligor, then such obligations hereby are reduced to the largest amount that would make them not subject to such avoidance. Any Person asserting that such Guarantor's obligations are so avoidable shall have the burden (including the burden of production and of persuasion) of proving (i) that, without giving effect to this Section 9.9, such
                                                               -----------
Guarantor's obligations hereunder would be avoidable and (ii) the extent to which such obligations are reduced by operation of this Section 9.9.
                                                        -----------

     9.10  Financial Benefit. Each Guarantor hereby acknowledges and warrants it
           -----------------
has derived or expects to derive substantial economic benefits, directly and indirectly, from the consummation of the transactions contemplated by this Agreement and the other Investment Documents.

     9.11  Review of Documents; Understanding with Respect to Waivers.  Each
           ----------------------------------------------------------
Guarantor hereby acknowledges that it has copies of and is fully familiar with this Agreement and each of the other Investment Documents executed and delivered (or to be executed and delivered) to the Company in connection herewith. Each Guarantor warrants and agrees that each waiver set forth in this Section 9 is made with such Guarantor's full knowledge of its significance and consequences and after opportunity to consult with counsel of its own choosing and that, under the circumstances, each such waiver is reasonable and should not be found contrary to public policy or law.

     9.12  Corporate Existence; Properties.  Each Guarantor covenants that it
           -------------------------------
will at all times preserve and maintain its corporate existence and any rights and franchises material to its business and maintain in good repair, working order and condition (ordinary wear and tear excepted), all of the material properties useful or necessary to its business, and from time to time such Guarantor will make or cause to be made all appropriate repairs, renewals and replacements thereto.

      9.13 Guarantor Acknowledgment. Each Guarantor hereby acknowledges that the
           ------------------------
Purchaser would not have entered into this Agreement or any other Investment Documents or agreed to consummate the transactions contemplated hereby and thereby but for the delivery by the Guarantors of this Guaranty and other covenants and agreements set forth in this Section 9.
                                           ---------

 10. DEFAULTS AND REMEDIES.
     ---------------------

     10.  Events of Default.  An "Event of Default" occurs if:
          -----------------

          (a) The Company shall (i) fail to pay as and when due (whether at stated maturity, upon acceleration or required prepayment or otherwise) any principal on the Note, or (ii) fail to pay any interest, premium, if any, fees, costs, expenses or other amounts payable under this Agreement, the Note or any other Investment Document on the due date hereunder or thereunder; or

          (b) (i) The Company or any Guarantor shall breach or fail to perform, comply with or observe any agreement, covenant or obligation required to be performed by it under (A) Sections 1.3A (Information Reporting Requirements), 1.4A (Parent SEC Documents), 1.9A (Insurance), 1.10A (Taxes), 1.11A (ERISA Matters), 1.15A (Environmental Matters), 1.17A (Corporate Separateness), 1.18A (Year 2000 Compatibility) and 1.22A (Appointment of Independent Director) of Section 1.A of Annex A or (B)
                                              -----------    -------
     Sections 2.1A (Limitations on Indebtedness), 2.3A (Limitations on Investments), 2.4A (Limitations on Restricted Payments), 2.5A (Change in Business), 2.8A (Transactions with Affiliates), 2.9A (Fundamental Changes), 2.13A (Parent Covenant) and 2.14A (Removal of Independent Director) of
     Section 2.A of Annex A; or
     -----------    -------

               (ii) The Company shall fail to achieve (w) the minimum EBITDA amount set forth in Column (C) of Section 3.1A of Annex A for the
                                       ------------    -------
     corresponding four (4) consecutive Fiscal Quarter period, (x) the minimum Fixed Charge Coverage Ratio set forth in Column (C) of Section 3.2A of
                                                            ------------
     Annex A for the corresponding four (4) consecutive Fiscal Quarter period,
     -------
     (y) the maximum Leverage Ratio set forth in Column (C) of Section 3.3A as
                                                               ------------
     of the last day of the corresponding Fiscal Quarter of Annex A or (z) any
                                                            -------
     other covenant set forth in Section 3.A of Annex A; or
                                 -----------    -------

          (c) The Company or any Guarantor shall breach or fail to perform, comply with or observe any agreement, covenant or obligation required to be performed by it under this Agreement or any other Investment Document (other than the agreements, covenants and other obligations covered by Section 10.1(a)
                                                                ---------------
and Section 10.1(b)) and, if such breach or failure may be cured, such breach or
    ---------------
failure shall not have been remedied within ten (10) Business Days after any officer of the Company or any of its Subsidiaries becomes aware or should have become aware of such failure or breach; or

          (d) Any representation or warranty made by the Company or any Guarantor under, relating to or in connection with this Agreement or any other Investment Document shall be false or misleading when made; or

          (e) Any "Event of Default" (as defined in the Senior Credit Agreement) shall have occurred and be continuing;

          (f) The Company or any Guarantor (i) shall default in the payment (whether at stated maturity, upon acceleration or required prepayment or otherwise), beyond any period of grace provided therefor, of any principal of or interest on any other Indebtedness with a principal amount in excess of $100,000, or (ii) shall commit any breach of or default under any term of any agreement, indenture or instrument evidencing or governing any other Indebtedness, if the effect of such breach or default is to cause, or to permit the holder or holders of such other Indebtedness to cause (upon the giving of notice or the passage of time or both), such other Indebtedness to become or be declared due and payable, or required to be prepaid, redeemed, purchased or defeased (or an offer of prepayment, redemption, purchase or defeasance is made) prior to its stated maturity, unless such breach or default has been waived within ten (10) days following such breach or default by the Person or Persons entitled to give such waiver; or

          (g) Any Investment Document, or any material provision thereof, shall cease to be of full force and effect for any reason, or the Company or any Guarantor shall contest or purport to repudiate or disavow any of its obligations under or the validity or enforceability of any Investment Document or any material provision thereof, including by operation of law; or

          (h) There shall be commenced against the Company, Parent or any of their respective Subsidiaries an involuntary case seeking the liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceeding under any other Applicable Laws or an involuntary case or proceeding seeking the appointment of a custodian or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and any of the following events occur: (i) any such Person consents to such involuntary case or proceeding; (ii) the petition commencing the involuntary case or proceeding is not timely controverted; (iii) the petition commencing the involuntary case or proceeding remains undismissed and unstayed for a period of sixty (60) days; or (iv) an order for relief shall have been issued or entered therein; or

          (i) The Company, Parent or any of their respective Subsidiaries shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law or any similar proceeding under any other Applicable Laws, or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent or acquiesce to the appointment of, a custodian or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business; or shall make a general assignment for the benefit of creditors; or shall generally not pay its debts as they become due; or the Board of Directors of any such Person (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

          (j) The Company, any Guarantor or any of their respective Subsidiaries (other than Texas Timberjack) shall suffer any money judgment, writ, warrant of attachment or other order that involves an amount or value in excess of the sum of (i) $250,000, plus (ii) the amount of any applicable deductible under any insurance policies insuring the Company, any Guarantor or any such Subsidiary against such money judgment, writ, warrant or other order, provided that (A) such excess amount or value shall not be fully covered by
--------
insurance (and, if requested by the Purchaser, the Company shall cause a letter to be furnished to the Purchaser from the relevant insurance company confirming that such excess amount or value is fully covered by insurance) and (B) such judgment, writ, warrant or other order shall continue unsatisfied and unstayed for a period of thirty (30) days; or

          (k)  There shall occur any Material Adverse Change; or

          (l)  There shall occur any Change in Control; or

          (m) The LLCP Representative (as such term is defined in the Investor Rights Agreement) shall be removed from the Board of Directors of the Company, or the LLCP Representative shall not be elected or appointed to such Board at any future election of directors, and, in each such case, the Company shall not have caused any other individual designed by the Purchaser as the LLCP Representative to have been elected or appointed as a member of such Board within five (5) days after the Purchaser shall have designated such other LLCP Representative (provided, however, that the removal by the Purchaser of the LLCP
                --------  -------
Representative shall not be deemed to constitute an Event of Default under this clause (m)); or

          (n) (i) The shareholders of the Company shall not have caused an individual who is Independent to have been duly elected or appointed to the Board of Directors of the Company within thirty (30) days after the resignation or death of the then current Independent Director, or (ii) any individual who is Independent shall not have been duly elected or appointed to the Board of Directors of the Company at any future election of directors, or (iii) any individual who is Independent shall not have been duly elected or appointed to the Board of Directors of the Company on or within five (5) days following the effective date of the removal of the then current Independent Director.

     The foregoing Events of Default shall be deemed to have occurred, respectively, and any adjustments in the interest rate under the Note or other remedies available to the Purchaser hereunder or thereunder shall begin to apply, at the following times: (i) in the case of the clause (a) above, as of 12:00 p.m. (noon) (Los Angeles time) on the day on which such payment is due but has not been paid; (ii) in the case of clause (b) above, immediately upon the occurrence of such breach or failure; (iii) in the case of clause (c) above, as of the close of business on such tenth (10th) Business Day, if such breach or failure shall not have been cured, or as of the close of business on the day on which such breach or violation occurs, if such breach or failure cannot be cured; (iv) in the case of clause (d) above, as of the close of business on the day on which the Company first became aware, or should have become aware, that such representation or warranty was false or misleading when made; (v) in the case of clause (e) above, as of the occurrence of such "Event of Default"; (vi) in the case of clause (f)(i) above, as of the close of business on the day on which such payment of principal or interest is due, or in the case of clause (f)(ii), as of the close of business on the tenth (10th) day following such breach or default if such breach or default has not been waived by the Person or Persons entitled to give such waiver; (vii) in the case of clause (g) above, as of the close of business on the day such provision ceases to be enforceable or is repudiated, revoked, renounced or terminated; (viii) in the case of clause (j) above, as of the close of business on the last day of such thirty (30) day period if such judgment, writ, warrant or other order remains unsatisfied or unstayed; (ix) in the case of clauses (h) and (i) above, immediately prior to the occurrence of any of the events enumerated therein; (x) in the case of clause (k) above, immediately upon the occurrence of the Material Adverse Change; (xi) in the case of clause (l) above, immediately upon the occurrence of the Change in Control; (xii) in the case of clause (m) above, as of the close of business on the last day of such five (5) day period if the Board of Directors of the Company shall not have duly elected or appointed such other LLCP Representative to such Board; and (xiii) in the case of clause (n)(i) above, as of the close of business on the thirtieth day if the shareholders of the Company shall not have duly elected or appointed such individual as the Independent Director, or in the case of clause (n)(ii) above, immediately after any such future election of directors, or in the case of clause (n)(iii) above, as of the close of business on the fifth day following the effective date of the removal of the then current Independent Director.

     10.2 Acceleration.  If any Event of Default (other than an Event of Default
          ------------
specified in clause (h) or (i) of Section 10.1) occurs and is continuing, the
                                  ------------
Purchaser may, by written notice to the Company, declare all outstanding principal of, premium, if any, accrued and unpaid interest on, and all other amounts under the Note, and all other Obligations to Purchaser, to be due and payable. Upon any such declaration of acceleration, such principal, premium, if any, interest and other amounts shall become immediately due and payable. If an Event of Default specified in clause (h) or (i) of Section 10.1 occurs, all
                                                   ------------
outstanding principal of, premium, if any, accrued and unpaid interest on, and all other amounts under the Note, and all other Obligations to Purchaser, shall become immediately due and payable without any declaration or other act on the part of the Purchaser. The Company hereby waives all presentment for payment, demand, protest, notice of protest and notice of dishonor, and all other notices of any kind to which it may be entitled under Applicable Laws or otherwise.

     10.3 Other Remedies. If any Default or Event of Default shall occur and be
          --------------
continuing, the Purchaser may proceed to protect and enforce its rights and remedies under this Agreement and any other Investment Document by exercising all rights and remedies available under this Agreement, any other Investment Document or Applicable Laws (including, without limitation, the Code), either by suit in equity or by action at law, or both, whether for the collection of principal of or interest on the Note, to enforce the specific performance of any covenant or other term contained in this Agreement or any other Investment Document. No remedy conferred in this Agreement upon the Purchaser is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

     10.4 Appointment of Receiver. In addition to all other rights, powers and
          -----------------------
remedies that the Purchaser has under this Agreement, any other Investment Document or Applicable Laws, the Purchaser shall, upon the occurrence of an Event of Default, be entitled to, and the Company and the Guarantors hereby consent in advance to, the appointment of a receiver by any court of competent jurisdiction to take possession of the Collateral and to take control of the Company for the purpose of operating and thereafter selling the Company to satisfy its obligations to its creditors, including the Purchaser.

     10.5 Waiver of Past Defaults. The Purchaser may, by written notice to the
          -----------------------
Company, waive any Default or Event of Default and its consequences with respect to this Agreement, the Note or any other Investment Document; provided, however,
                                                              --------  -------
that no such waiver will extend to any subsequent or other Default or Event of Default or impair any rights of the Purchaser which may arise as a result of such Default or Event of Default.

 11. TERMINATION.
     -----------

     11.1 Termination.  This Agreement may be terminated at any time prior to
          -----------
the Closing:

          (a)  By the Purchaser if, between the date hereof and the Closing
Date: (i) any event or condition occurs that has resulted in or would result in a Material Adverse Change; (ii) any representation or warranty of the Company and the Guarantors contained in this Agreement shall have been breached such that the conditions set forth in Section 6 would not or could not be satisfied
                                 ---------
on the earlier of (A) the Closing Date and (B) December 3, 1999; (iii) the Company or any Guarantor shall not have complied with any covenant or other agreement to be complied with by it and contained in this Agreement; or (iv) the Company or any Guarantor makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Company or any Guarantor seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Applicable Laws relating to bankruptcy, insolvency or reorganization;

          (b) By the Purchaser, on the one hand, or the Company or any Guarantor, on the other hand, if the Closing Date shall not have occurred on or before December 3, 1999; provided, however, that the right to terminate this
                         --------  -------
Agreement under this Section 11.1(b) shall not be available to any party whose
                     ---------------
failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing Date to occur on or prior to such date;

          (c) By the Purchaser, on the one hand, or the Company or any Guarantor, on the other hand, if there shall have been issued any injunction, order, decree or ruling that prohibits or limits any of the transactions contemplated by this Agreement or the other Investment Documents and such injunction, order, decree or ruling shall have become final and non-appealable; or

          (d)  By the mutual written consent of the Company and the Guarantors.

      11.2 Effect of Termination.  In the event of termination of this Agreement
           ---------------------
as provided in Section 11.1, this Agreement shall forthwith become void and
               ------------
there shall be no liability on the part of any party, except (a) for Sections 1,
                                                                     -----------
8, 11 and 12 and any other Sections or provisions which survive the termination
------------
of this Agreement by their terms and (b) that nothing herein shall relieve any party from liability for any breach or violation of this Agreement or payment of any obligations hereunder.

      11.3 Waiver.  The Purchaser may (a) extend the time for the performance of
           ------
any of the obligations or other acts of the Company or any Guarantor, (b) waive any inaccuracies in the representations or warranties of the Company or any Guarantor or (c) waive compliance with any of the conditions, covenants or agreements of the Company or any Guarantor contained herein. Any such extension or waiver shall be valid only if set forth in an instrument signed by the Purchaser. Any waiver of the breach of any term or condition shall not be construed as a waiver of any other breach or subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of by the Purchaser to assert any of its rights hereunder shall not constitute a waiver of any such rights.

      11.4 Alternative Transaction Fee. If the transactions contemplated by this
           ---------------------------
Agreement are not consummated for any reason and this Agreement is terminated, and, within six (6) months after such termination, the Company enters into any agreement, transaction or understanding with any other Person relating to an Alternative Transaction, then, in addition to any damages due to the Purchaser for breach or violation of this Agreement or any other Investment Document by the Company or any Guarantor, the Company shall pay to the Purchaser the amount of $300,000 (the "Alternative Transaction Fee"), which Alternative Transaction
                  ---------------------------
Fee shall compensate the Purchaser for the loss of opportunity in connection with the transactions contemplated by this Agreement and shall be due and payable to the Purchaser immediately upon the entering into of such agreement, transaction or understanding.

 12. MISCELLANEOUS.
     -------------

      12.1 Survival of Representations and Warranties.  All representations,
           ------------------------------------------
warranties, covenants and agreements contained herein, or made in writing by or on behalf of the Company pursuant to or in connection herewith, shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Securities, the repayment of the Note and the exercise of the Warrant, and any due diligence or other investigation made by or on behalf of the Purchaser.

      12.2 Consent to Amendments. No amendment, supplement or other modification
           ---------------------
to this Agreement or any other Investment Document shall be effective unless the same shall be in writing and signed by the Purchaser, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if, and only if, the Company shall have obtained the prior written consent of the Purchaser to such action or omission. No course of dealing between the Company, Parent or their respective Subsidiaries, on the one hand, and the Purchaser (or any other Holder), on the other hand, nor any delay in exercising any rights hereunder or under the Note or any other Investment Document shall operate as a waiver of any rights of the Purchaser (or any other Holder).

      12.3 Entire Agreement.  This Agreement, together with the Exhibits,
           ----------------
Disclosure Schedules and Annex A which are all incorporated herein by this
                         -------
reference and are an integral part of this Agreement, the Note, the Warrant and the other Investment Document constitute the full and entire agreement and understanding between the Purchaser and the Company relating to the subject matter hereof and thereof, and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof, including, without limitation, the investment proposal letter agreement dated July 21, 1999, as amended by a letter agreement dated November 2, 1999, the notification letter dated September 13, 1999, and the Confidentiality and Non-Disclosure Agreement dated April 28, 1999, among the Company, the Senior Lender and an Affiliate of the Purchaser.

      12.4 Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or un enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

      12.5 Successors and Assigns; Assignments.  This Agreement shall inure to
           -----------------------------------
the benefit of, and be binding upon, the parties and their respective successors and permitted assigns. The Purchaser may, without the consent of the Company or any Guarantor, sell, assign or delegate to one or more Persons (each an "Assignee") all, or any part, of the Obligations to Purchaser and the other
 --------
rights and obligations of the Purchaser under this Agreement and the other Investment Documents; provided, however, that the Company and the Guarantors may
                      --------  -------
continue to deal solely and directly with the Purchaser in connection with the interest so assigned to the

Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee shall have been given to the Company. If the Purchaser assigns to any Assignee a fifty percent (50.0%) or lesser interest in and to the then outstanding principal amount of the Note, any decisions that the Purchaser is entitled to make under this Agreement, the Note and the other Investment Documents shall be made by the Purchaser, and the Company may continue to deal solely and directly with respect to the Purchaser in connection with the interests so assigned to the Assignee. If the Purchaser assigns to any Assignee more than a fifty percent (50.0%) interest in and to the then outstanding principal amount of the Note, any decisions that the Purchaser is entitled to make under this Agreement, the Note and the other Investment Documents shall be made by the Holders of a majority of the principal amount of the Note outstanding at the time such decision is made.

      12.6 Notices.  All notices, requests, demands and other communications
           -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (i)  If to the Purchaser, to:

                    Levine Leichtman Capital Partners II, L.P.
                    c/o Levine Leichtman Capital Partners, Inc.
                    335 North Maple Drive, Suite 240
                    Beverly Hills, CA 90210
                    Attention:  Arthur E. Levine, President
                    Telephone:  (310) 275-5335
                    Telecopier: (310) 275-1441

                    with a copy to:
                    --------------

                    Riordan & McKinzie
                    300 South Grand Avenue, Suite 2900
                    Los Angeles, CA 90071
                    Attention:  Richard J. Welch, Esq.
                    Telephone:  (213) 629-4824
                    Telecopier: (213) 629-8550

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

               (ii)  If to the Company or Overhill Ventures, at:

                     Overhill Farms, Inc.
                     5730 Uplander Way, Suite 201
                     Culver City, CA 90230
                     Attention:  James Rudis
                     Telephone:  (310) 641-3680
                     Telecopier: (310) 645-3914

                     with a copy to:
                     --------------

                     Freeman, Freeman & Smiley, LLP
                     3415 Sepulveda Blvd. Suite 1200
                     Los Angeles, CA 90034
                     Attention:  Ross Arbiter, Esq.
                     Telephone:  (310) 255-6100
                     Telecopier: (310) 391-4042

               (ii)  If to Parent, at:

                     Polyphase Corporation
                     4800 Broadway
                     Addison, Texas 75248
                     Attention: James Rudis
                     Telephone: (972) 386-0101
                     Telecopier: (972) 386-8008

or at such other address or addresses as the Purchaser or the Company, as the case may be, may specify by written notice given in accordance with this Section
                                                                         -------
12.6.
----

      12.7 Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      12.8 Governing Law.  In all respects, including all matters of
           -------------
construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the choice of law or conflicts of law principles thereof.

      12.9 Publicity.  The Company and the Guarantors (including their
           ---------
Affiliates), on the one hand, and the Purchaser (including its Affiliates), on the other hand, will consult with the

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

other before issuing, and provide each other the opportunity to review, comment upon and concur with and use reasonable efforts to agree on, any press release or other public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make such other public announcement prior to such consultation, except as required under Applicable Laws. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties. Notwithstanding anything to the contrary, the Company hereby consents to the preparation and publication by the Purchaser of an advertisement "tombstone" publicly disclosing the closing of the transactions contemplated by this Agreement.

      12.10 Due Diligence Investigation.  The Company and the Guarantors hereby
            ---------------------------
acknowledge and agree that neither the Purchaser's review of the books and records or condition (financial or otherwise) of the Company or any Guarantor nor any other due diligence investigation conducted by or on behalf of the Purchaser shall be deemed to constitute knowledge by the Purchaser of any facts or other matters so as so reduce the Purchaser's right to rely on the accuracy of the representations and warranties of the Company and the Guarantors under this Agreement or any other Investment Document.

      12.11 WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
            --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS SECURITIES PURCHASE AGREEMENT, ANY OTHER INVESTMENT DOCUMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.


COMPANY                                                PARENT
-------                                                ------

OVERHILL FARMS, INC., a Nevada             POLYPHASE CORPORATION, a Nevada
corporation                                corporation


By:_______________________________    By:__________________________________
       James Rudis                            James Rudis
       President and Chief Executive          President and Chief Executive
       Officer                                Officer

                                      By:__________________________________
By:________________________________           William E. Shatley
       Richard A. Horvath                     Senior Vice President and
       Vice President and Chief Financial      Chief Financial Officer
       Officer

OVERHILL VENTURES                     PURCHASER
-----------------                     ---------

OVERHILL L. C. VENTURES, INC., a      LEVINE LEICHTMAN CAPITAL
California corporation                PARTNERS, INC., a California corporation

                                           On behalf of LEVINE LEICHTMAN
By:______________________________          CAPITAL PARTNERS II, L.P., a
       James Rudis                         California limited partnership
       President and Chief Executive
       Officer
                                            By:__________________________
By:______________________________                 Lauren B. Leichtman
       Richard A. Horvath                         Chief Executive Officer
       Vice President and Chief Financial
       Officer

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